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[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.
Exhibit 10.24
PURCHASE AGREEMENT
BETWEEN
NOKIA CORPORATION
Networks
AND
ENDWAVE CORPORATION
On January 1, 2006
© Nokia Corporation
Proprietary and Confidential
Purchase Agreement 4.0

2(19)

1.0 DEFINITIONS	3
2.0 SCOPE AND ORDER OF PRIORITY	5
3.0 PRODUCTS	6
4.0 PURCHASE ESTIMATES AND FLEXIBILITY	8
5.0 ORDERING, LOGISTICS AND DELIVERY	8
6.0 PRICE(S)	9
7.0 PAYMENT TERM	9
9.0 ACCEPTANCE AND REJECTION OF PRODUCT(S) AND QUALITY	10
10.0 PRODUCTION RECOVERY AND FACILITY SURVEY	11
11.0 INSURANCE	12
12.0 WARRANTY	12
13.0 PRODUCT LIABILITY	13
14.0 INTELLECTUAL PROPERTY RIGHTS INDEMNIFICATION	13
17.0 USE OF SELLER SUB-SUPPLIERS AND BUYER SUBCONTRACTORS	15
18.0 DUTY TO INFORM AND FORCE MAJEURE	16
19.0 CONFIDENTIALITY	16
20.0 EFFECTIVE DATE, TERM AND TERMINATION	17
21.0 MISCELLANEOUS	17
22.0 APPLICABLE LAW AND DISPUTES	18
23.0 PREVIOUS AGREEMENTS AND APPLIED DOCUMENTS	19
EXHIBIT TO THIS PURCHASE AGREEMENT
Exhibit 1 Insurance Requirements
ADDENDUMS TO THIS PURCHASE AGREEMENT

Addendum A	(intentionally left blank – placeholder for Nokia Mobile Phones’ Addendum)
Addendum B	Nokia Networks’ Addendum

Appendices to Addendum B
Appendix 1	The Products, Prices, Discounts and Price Validity
Appendix 2	Specifications
Appendix 3	Quality Requirements and Workmanship Standards
Appendix 4	Logistics Appendix/Appendices
Appendix 5	Environmental Requirements
Appendix 6	Support
© Nokia Corporation
Proprietary and Confidential
Purchase Agreement 4.0
[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

1(19)
PURCHASE AGREEMENT No. ESLNST2676
NOKIA CORPORATION, represented through its Networks business group, a public limited liability company incorporated in Finland, having its registered address at Keilalahdentie 4, FIN-02150 Espoo, Finland, business identity code 0112038-9, including its Affiliates (“BUYER”)
AND
Endwave Corporation, a corporation formed under the laws of State of Delaware and registered under the California trade register number C1933055 with a registered/principal office at 776 Palomar Avenue, Sunnyvale, CA 94085, USA including its Affiliates (“SELLER”)
have made and entered into this Purchase Agreement (“Purchase Agreement”) including its Exhibits and Addendum(s).
1.0 DEFINITIONS
For the purposes of this Purchase Agreement the following definitions shall govern (and where the context so admits the singular shall include the plural and vice versa). Some of the definitions may be used either in the Nokia Networks or Nokia Mobile Phones (if applicable) specific Addendums and the Appendices thereto.
“Addendum”
means the Nokia Networks and/or Nokia Mobile Phones specific supplement to this Purchase Agreement where the Parties define and agree on terms that are applicable to Nokia Mobile Phones (Addendum A) or Nokia Networks (Addendum B) purchases.
“Affiliate”
means any other entity
(i) which is directly or indirectly controlling such Party; or
(ii) which is under the same direct or indirect ownership or control as such Party; or
(iii) which is directly or indirectly owned or controlled by such Party.
For these purposes, entity shall be treated as being controlled by another if that other entity has fifty percent (50%) or more of votes in such entity, is able to direct its affairs and/or to control the composition of its board of directors or equivalent body.
“Appendix”
means a subject specific attachment to the Nokia Mobile Phones and/or Nokia Networks specific Addendum respectively.
“Consumption”
means the moment when a Product is taken from Supplier Managed Inventory for BUYER’s use, as defined in detail in the logistics appendix of Addendum A and/or Addendum B.
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Proprietary and Confidential
Purchase Agreement 4.0
[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

2(19)
“Delivery”
means the moment when SELLER has successfully completed the delivery of all the Products which meet all the requirements set forth under this Purchase Agreement and/or the Addendum A and/or Addendum B, as ordered under the Purchase Order or as taken for the Consumption and/or as may be further defined under the logistics appendix of Addendum A and/or Addendum B.
“Delivery Date”
means the mutually (in paper, electronic or other format) agreed date(s) of delivery of the ordered Product(s) to BUYER.
“Development Agreement”
means an agreement between the Parties in accordance with which SELLER will design, develop, and/or test for BUYER’s approval certain new products that BUYER may elect to have SELLER furnish to BUYER under this Purchase Agreement.
“Exhibit”
means an appendix to this Purchase Agreement that is common and applicable to both Nokia Networks and Nokia Mobile Phones purchases under this Purchase Agreement.
“Force Majeure”
means events beyond the control of the Party which occur after the Effective Date of this Purchase Agreement and which were not reasonably foreseeable at the time of signing of this Purchase Agreement and whose effects are not capable of being overcome without unreasonable expense and/or loss of time to the Party concerned. Events of Force Majeure shall include (without being limited to) war, civil unrest, acts of government, natural disasters, fire, flood, earthquake, explosions and Acts of God.
“Intellectual Property Right(s)”
means any patent(s), petty patent(s), utility model(s), design patent(s), design(s), chip topography right(s), copyright(s), trademark(s), trade name(s), trade dress(es), trade secret(s), and/or any other industrial and/or intellectual property right(s), and applications therefore.
“Lead Time”
means the mutually in writing agreed time period from the date of issuing a Purchase Order to the Delivery Date.
“NOKIA Bank Link Policy”
     means NOKIA’s centralized system for payments pursuant to which all invoices maturing during a working week (i.e. Monday through Friday) are consolidated and paid on one predetermined business day during that same week irrespective of the invoice due date. At the moment, the payment day is Wednesday, but the payment day is subject to change by BUYER at any time without notice.
“NOKIA Products”
means mobile telephones, wireless data products and other wireless and fixed communications products, equipment and terminals, connectivity solutions, multimedia
© Nokia Corporation
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Purchase Agreement 4.0
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and IT and IP solutions and products and their accessories, manufactured by or for BUYER.
“NOKIA Supplier Requirements”
means a document as updated by BUYER from time to time setting forth certain requirements for SELLER’s quality system.
“Party/Parties”
means BUYER and/or SELLER.
“Price(s)”
means the mutually agreed price(s) for each Product as set forth in Addendum A and/or Addendum B and/or the Appendices thereto and/or otherwise mutually agreed between the Parties.
“Process”
means the mutually agreed manufacturing process of the Product(s).
“Product(s)”
means all products subject to purchase and sale between the Parties as listed in Addendum A and/or Addendum B and/or the Appendices thereto and/or otherwise mutually agreed between the Parties.
“Purchase Order(s)”
means a document (in paper, electronic or other format), issued by BUYER where BUYER requests SELLER to deliver the Products.
“Quality Requirements”
means the document that specifies the quality requirements to which all of the Products shall strictly conform. The Quality Requirements are set forth in the Addendums and/or the Appendices thereto.
“Specification(s)”
means the mutually agreed written specification(s) associated with BUYER’s code number for each Product as set forth in Addendum A and/or Addendum B or otherwise mutually agreed between the Parties.
“Subcontractor”
means any third party appointed by BUYER to (i) design and/or manufacture NOKIA Products, or parts thereof, for BUYER and/or (ii) purchase and/or incorporate any Product(s) into products sold by such third party to BUYER or its designees.
“Sub-supplier”
     means a third party, which SELLER uses in the Process either as a material and/or component supplier or otherwise.
© Nokia Corporation
Proprietary and Confidential
Purchase Agreement 4.0
[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

4(19)
“Supplier Manual”
means the “Nokia Mobile Phones Supplier Manual” and its subsequent equivalents (in paper , electronic or other format).
“Tooling”
means the moulds, casting moulds, manufacturing, testing and other tools, drawings and technical documents, which SELLER produces or which are produced for SELLER at the cost of BUYER.
2.0	SCOPE AND ORDER OF PRIORITY

2.1	This Purchase Agreement contains the terms and conditions which apply globally to all sale and purchase of Product(s). The Parties may agree on Nokia Networks and/or Nokia Mobile Phones specific purchase terms in separate Addendums to this Purchase Agreement. In case the terms of an Addendum are in conflict with this Purchase Agreement, the terms of the Addendum will prevail with respect to respective business group.

Notwithstanding the foregoing, Clause 13 (Product Liability), Clause 3.2 (Rights in BUYER Customised Products), Clause 3.3 (Rights in Tooling for BUYER Customised Products) and Clause 14 (Intellectual Property Rights Indemnification) of this Purchase Agreement shall always prevail over any terms on product liability or intellectual property rights in any documents of this Purchase Agreement and/or the Addendums and/or the Appendices thereto.

2.2	The Affiliates of BUYER may place Purchase Orders for the Products to SELLER in their own name and for their own account under the terms and conditions of this Purchase Agreement.

2.3	The Subcontractors of BUYER may place Purchase Orders for the Products under the terms and conditions of this Purchase Agreement as defined in Clause 17.4 and, where applicable, the references to BUYER shall then be interpreted as references to the Subcontractor.

2.4	The Parties agree that nothing contained in this Purchase Agreement or otherwise shall mean that BUYER has any obligation to place Purchase Orders or take Products for the Consumption or have any minimum purchase commitments under or in relation to this Purchase Agreement.

3.0	PRODUCTS

3.1	Specification(s) and Process

3.1.1	Each Product shall meet the Specification(s) and other related requirements and be manufactured in accordance with the Process. SELLER agrees to ensure the feasibility of the Specification(s) and the Process. All Product information in SELLER’s quotations shall be binding on SELLER.
© Nokia Corporation
Proprietary and Confidential
Purchase Agreement 4.0
[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

5(19)
3.1.2	SELLER is not entitled to change the Specification(s) or any part thereof, nor any raw material(s) used in the Product(s), without BUYER’s prior written consent in accordance with the process agreed between the Parties in the Addendums or otherwise. Any change:
(i)	in the Process and/or any other change, that may affect the quality, reliability, interchangeability, availability, fit, form or function of any Product,

(ii)	that may affect the correct fulfilment of this Purchase Agreement, and/or

(iii)	of a place of manufacturing,
requires mutual prior written agreement. SELLER agrees to inform BUYER of the implementation of agreed changes as reasonably requested by BUYER. For the sake of clarity the Parties understand and agree that this Clause 3.1.2 applies also to situations where any Sub-suppliers are used.
3.1.3	At BUYER’s reasonable request, SELLER agrees prior to the first delivery of the Product(s) and at any time thereafter upon BUYER’s request to specify the Process in writing.

3.1.4	SELLER shall label the Products in accordance with BUYER’s instructions.

3.2	Rights in BUYER Customised Product(s)

3.2.1	Unless otherwise agreed in a Development Agreement, all right, title and interest in and to all Intellectual Property Rights in or related to:
(i)	the Product(s), to the extent customised for BUYER; and

(ii)	the Specification(s), drawings, manuals, documents, data, software and other material, to the extent provided by or on behalf of BUYER, shall hereby vest in and be the sole and exclusive property of BUYER. Unless otherwise agreed in a Development Agreement, Seller shall be entitled to use such Specifications, drawings, manuals, documents, data, software and other material provided by BUYER for the purposes of this Agreement.
3.2.2    BUYER has the right to sell, offer for sale, rent, lease, distribute, manufacture, have manufactured by a third party and/or otherwise use and/or licence any BUYER customised Product(s) and/or any BUYER customised part of a Product without charge.
3.2.3    SELLER shall not directly or indirectly use, manufacture, sell, offer for sale, rent, lease, distribute, license or otherwise exploit any Product(s) or part of Product(s), to the extent customised for BUYER, without BUYER’s prior written consent.
3.3       Rights in Tooling for BUYER Customised Product(s)
3.3.1    All right, title and interest in and to all Intellectual Property Rights in or related to:
© Nokia Corporation
Proprietary and Confidential
Purchase Agreement 4.0
[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

6(19)
(i)	the Tooling, to the extent (a) provided by or on behalf of BUYER, or (b) paid by BUYER; and

(ii)	the drawings, documentation and other material relating to such Tooling to the extent (a) provided by or on behalf of BUYER, or (b) paid for by BUYER shall hereby vest in and be the sole and exclusive property of BUYER. SELLER shall assign any and all such rights to BUYER and take such additional actions as may be requested by BUYER to perfect BUYER’s rights thereto.
3.3.2	SELLER shall clearly mark that the Tooling shall be the property of BUYER as required in the relevant country. The Parties shall separately agree upon in the Addendums or Appendices thereto how to ensure BUYER’s rights in SELLER’s bankruptcy and other situations, if needed.
3.3.3	SELLER agrees to properly maintain the Tooling at SELLER’s cost, as may be further agreed in the Addendums.
3.4 Country of Origin and Export Control
3.4.1	SELLER agrees to inform BUYER in writing about the country of origin status of each Product. SELLER agrees to inform BUYER of any change of a country of origin status by giving at least six (6) months’ prior written notice, or as soon as possible if not reasonably possible to provide earlier notice. This Clause 3.4.1 shall not limit SELLER’s other obligations in this Purchase Agreement and especially in Clause 3.1.2 and Clauses 17.1-17.3.
3.4.2	The SELLER shall comply with the U.S and other governments’ export control regulations and warrants that it will not export any Products without appropriate authorization. The SELLER agrees that it shall promptly, upon BUYER’s request, provide BUYER the export control classifications and information on the applicable export or re-export authorizations and all necessary information of the Products for any required export, re-export or import licenses. The SELLER further warrants that it will keep BUYER informed of any changes or expected changes in the export control classifications or applicable export or re-export authorizations.
4.0 PURCHASE ESTIMATES AND FLEXIBILITY
4.1	The Parties hereto acknowledge, that any global forecast(s), other forecasts or estimates of different business group’s for BUYER’s anticipated needs for Products are estimates only based on the best assumption of BUYER and SELLER agrees to use the global forecast(s), other forecasts and estimates to determine its manufacturing capacity requirements for Products.
4.2	SELLER agrees that global forecasts, other forecasts and estimates are not offers to purchase Products and are not binding on BUYER. BUYER shall not have any minimum ordering and/or purchase commitment for Product(s).
© Nokia Corporation
Proprietary and Confidential
Purchase Agreement 4.0
[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

7(19)
4.3	SELLER agrees to use best efforts to meet BUYER’s quantity requirements, that exceed forecasts referred to above, even in situations of capacity limitations or allocation between several purchasers. Additional flexibility requirements may be further defined in the Addendums. This flexibility is a business risk of SELLER.
5.0 ORDERING, LOGISTICS AND DELIVERY
5.1	The Parties shall comply with the separate mutually agreed ordering and logistics procedure(s) as specified in the Addendums or otherwise.
5.2	Provided BUYER has complied with agreed ordering and logistics procedures specified in Addendum B and its appendices, SELLER shall not have the right to refuse to supply the Products ordered by BUYER in accordance with the purchase volumes indicated in BUYER’s estimates or other planning tools referred to in Clause 4 above. In case no estimate is given SELLER shall make its best efforts to accept all Purchase Orders.
5.3	Partial or early deliveries are not allowed, unless expressly accepted by BUYER in writing on a case-by-case basis prior to the intended Delivery Date.

5.4	Time shall be of the essence in this Purchase Agreement.
5.5	If SELLER cannot deliver the Products in accordance with the agreed Lead Times, if applicable, and/or on the mutually agreed Delivery Date, or in accordance with the minimum and maximum levels agreed in the Addendums or the Appendices thereto, then SELLER shall as soon as SELLER becomes or should have become aware of the delay, inform BUYER thereof in writing. Such notice shall be entitled “Notice of Delay”, and shall also include:
(a)	identification of which kind and what quantities of the Products will be delayed;

(b)	the anticipated duration of delay for each kind and quantity;

(c)	the cause(s) of the delay;

(d)	the actions that SELLER is taking and will take to remedy or shorten the delay; and

(e)	a proposal, for BUYER’s approval, of a new Delivery Date for each kind and quantity of the delayed Products, together with a clear, firm commitment to treat such new Delivery Date as contractual and to make the deliveries by such date.
In order to avoid any delay in Delivery, SELLER shall use best efforts (such as, but not limited to, expedited freight), at the cost of SELLER, to minimize the possible delay.
5.6	If BUYER does not agree with SELLER’s proposal for the new Delivery Date submitted in accordance with Clause 5.5 above, and in case the respective delivery of the Products is delayed one (1) day or more from the agreed Delivery Date due to reasons other than an event of Force Majeure (as set forth below in Clause 18), then BUYER shall have the right to terminate the respective delivery in whole or part without any
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Purchase Agreement 4.0
[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

8(19)
liability to SELLER. Should BUYER in any such case purchase the respective products from a third party supplier, then SELLER shall be liable to compensate BUYER for any and all direct costs, which exceed the Price of the Products under this Purchase Agreement, arising out of such covering purchase.
5.7	The terms of delivery are set forth in the Addendums and/or the Appendices thereto and defined in accordance with INCOTERMS 2000.

6.0	PRICE(S)

6.1	The Price(s) are stated in the Addendums hereto unless otherwise agreed. Changes in Price(s) shall be mutually agreed in writing and negotiated in good faith. The Price(s) are set in USD, unless otherwise mutually agreed in the Addendums or otherwise.

6.2	All Prices are gross amounts but exclusive of any value added tax (VAT) only. BUYER shall be entitled to withhold from payments any applicable withholding taxes. SELLER shall comply with all local tax and employment legislation.

Each Party shall pay all taxes (including, but not limited to, taxes based upon its income) or levies imposed on it under applicable laws, regulations and tax treaties as a result of this Purchase Agreement and any payments made hereunder (including those required to be withheld or deducted from payments) and shall furnish evidence of such paid taxes as is sufficient to enable the other Party to obtain any credits available to it.

6.3	[*]

7.0	PAYMENT TERM

7.1	The payment term is [*] days net from the date of invoice, unless otherwise stated in the Addendums. The date of invoice shall not be earlier than the date of shipment. If the Parties use BUYER’s self-billing, BUYER shall issue an invoice as mutually agreed in the Addendums or otherwise. The Parties agree to apply the NOKIA Bank Link Policy to all payments. BUYER has the obligation to pay an invoice where SELLER has delivered the Products in accordance with this Purchase Agreement.

7.2	BUYER is entitled to withhold payment in respect of a delivery of the Products, which delivery is not fulfilled in accordance with the requirements set forth under this Purchase Agreement and the Addendums hereto, until the delivery is completed to comply with said requirements. Notwithstanding the above, if BUYER in accordance with Clause 5.3 above accepts partial delivery in writing, then Seller shall be entitled to invoice BUYER accordingly.

[*]

7.3	BUYER shall be liable for late payment interest as defined in the Addendum.

8.0	ENVIRONMENTAL AND ETHICAL ISSUES
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9(19)
8.1	SELLER shall comply with the principles of the Business Charter for Sustainable Development (published by the International Chamber of Commerce in 1991) for environmental management. SELLER encourages the adoption of the principles therein by its Sub-suppliers. BUYER may, where appropriate, request improvements in SELLER’s practices to ensure compliance with the said principles and the NOKIA Supplier Requirements for the environment. SELLER shall take into consideration environmental issues in all phases or Product development and the Process.
8.2	SELLER shall inform BUYER, on request, of all materials, substances and compounds by weight and by location in the Products in the form required by BUYER. SELLER shall further, upon request, provide BUYER with instructions for disassembly, re-use and end-of-life treatment of the Products and with any other information that BUYER may need based on statutory requirements.
8.3	BUYER has the right, but is not obliged, to return any Products to SELLER free of charge and SELLER shall be responsible for the proper disposal and/or recycling of the Products. If any Product does not strictly conform to the Environmental Requirements as they exist at the time of delivery, and where the law requires selective end-of-life treatment for the Products, SELLER shall compensate any such direct costs to BUYER if the law was in effect at the time of Product shipment from SELLER.
8.4	SELLER shall implement an environment management system (EMS) based on the basic principles of ISO 14001 standard.
8.5	SELLER agrees that in the designing, manufacturing, delivering and through the entire supply chain of the Products all national and international laws, directives, statutes (including but not limited to EU statutes) and regulations are diligently followed.
8.6	SELLER shall be committed to ethical conduct and respect for human rights in the spirit of internationally recognized social and ethical standards, e.g., SA8000. SELLER further monitors the ethical performance of its Sub-suppliers and takes immediate and thorough steps in cases where ethical performance of its Sub-suppliers is questioned.
9.0 ACCEPTANCE AND REJECTION OF PRODUCT(S) AND QUALITY
9.1	SELLER warrants that it shall at all times strictly adhere to the agreed Quality Requirements and the NOKIA Supplier Requirements. The Product quality acceptance and rejection process shall be as separately agreed in writing in the Addendums and/or the Appendices thereto. SELLER shall be responsible for taking preventive and corrective actions to ensure continuity of compliance with the Specifications, the Quality Requirements and workmanship standards.
9.2	SELLER agrees to inspect the Product(s) prior to the Delivery, measure and maintain records of the out-going quality level of the Product(s) as mutually agreed, and confirm that the Products meet the Specification(s). Upon request, SELLER shall submit to BUYER SELLER’s Product inspection and testing records. SELLER agrees to without delay inform BUYER of any relevant quality related issues and to use its best efforts to correct any deviations from agreed quality without delay.
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10(19)
9.3	SELLER agrees to properly inspect and supervise the quality of raw materials and components used in the Process and to ensure the continuous proper quality of the Products.
9.4	BUYER has no liability to conduct incoming inspections but may do so as may be further defined in the Addendums. BUYER’s acceptance of Product(s) shall not release SELLER from any of its obligations and liabilities under this Purchase Agreement and/or the Addendums.
9.5	If BUYER has to initiate and maintain incoming inspection activities as a result of SELLER’s inability to deliver only Products that strictly conform to the Quality Requirements, then SELLER shall compensate the cost of such incoming inspections to BUYER in a mutually agreed way.
10.0 PRODUCTION RECOVERY AND FACILITY SURVEY
10.1	SELLER agrees to maintain and provide to BUYER a written production recovery plan within thirty (30) days from the Effective Date of this Purchase Agreement. The plan shall describe in detail SELLER’s plan for recovery from incidents affecting the operation of production line(s), the Process or any SELLER or Sub-supplier plant involved in the Process and alternative processes for resuming production of the Products by opening an alternative facility or setting up the necessary equipment and assembly lines in an existing factory of SELLER and/or of its Affiliates. SELLER agrees to allow BUYER and a BUYER-appointed third party to audit SELLER’s risk management systems with reasonable advance notice of such facility audit(s). SELLER does not have an obligation to allow such audit rights to a BUYER appointed third party who is in the reasonable judgment of SELLER a competitor of SELLER. SELLER agrees to comply with BUYER’s reasonable recommendations regarding such risk management systems.

SELLER agrees that should any of the events of Force Majeure or other events that affect manufacturing occur, it shall promptly implement the steps detailed in the recovery plan to the full extent and shall take all other necessary measures to resume the performance of its obligations under this Purchase Agreement in the shortest time possible.

10.2	BUYER reserves the right, by itself or through its appointed representative, during regular business hours and following reasonable notice to SELLER, to inspect SELLER’s physical facilities or quality control procedures, or to conduct environmental management system audits, both prior to the first delivery of the Products under this Purchase Agreement and periodically thereafter, in order to verify compliance of SELLER with the Specifications, the Quality Requirements, and other standard industry practices and procedures. [*] SELLER does not have an obligation to allow such inspection rights to a BUYER appointed third party who is in the reasonable judgment of SELLER a competitor of SELLER.

SELLER shall maintain quality control procedures mutually agreed upon by the Parties as a result of such facility survey. In the event that BUYER determines during any
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11(19)
facility survey, that the quality procedures applied by SELLER are insufficient as to ensure consistent production of Products which are strictly in conformance with the Specifications and the Quality Requirements, then BUYER shall specifically inform SELLER thereof and of the corrective measures to be undertaken by SELLER. SELLER hereby agrees to undertake any such corrective measures without delay. The Parties further agree, that the above shall also apply to any and all Sub-suppliers of SELLER involved in the manufacture of the Products. The SELLER hereby agrees to take all measures necessary in order to ensure compliance of its Sub-suppliers with this Clause 10.
11.0	INSURANCE

11.1	SELLER shall maintain in force and upon request give evidence of adequate insurance coverage in accordance with the Exhibit 1.

12.0	WARRANTY

12.1	SELLER initially warrants all Products to be free from defects in design, materials and workmanship for a period of [*] from the Delivery Date or, where applicable, from the Consumption (“Warranty Period”). The warranty includes further that the Products shall:
(i)	be new, unused, in a good working condition;

(ii)	be fit for the purpose for which they are intended; and

(iii)	strictly conform to the Specification(s) and the agreed quality.
Any breach of, non-conformance with or deviation from the warranty set out in this Clause 12.1 shall be referred to as Defect in this Purchase Agreement and the Addendums hereto.

Further, SELLER and BUYER agree that no later than 1 January 2007, the warranty period for all Products delivered after said date will be [*]. Before 1 January 2007, the Parties will meet and confer to review Product return data for the previous 12 months period and the SELLER reserves the right to renegotiate prices.

12.2	If any Product(s) do not meet the warranties given by SELLER, SELLER may at SELLER’s option and upon notice to BUYER:
(i)	supply replacement Product(s) to fully satisfy the given warranties at SELLER’s sole risk and expense within a reasonable time period specified by BUYER; or

(ii)	repair such Product(s) at SELLER’s sole risk and expense within a reasonable time period specified by BUYER; or

(iii)	repair the Product(s) or cause the Product(s) to be repaired by any third party at SELLER’s sole risk and expense; and/or

(iv)	take measures and/or bear costs as further defined in the Addendums hereto.
12.3	Extended service warranty is separately addressed in Appendix 6 to Addendum B.
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12(19)
13.0	PRODUCT LIABILITY
13.1	Seller shall defend, indemnify and hold Buyer and its officers, directors, employees and customers harmless from and against all damage, claims, demands, suits, proceedings, damages, costs, expenses and liabilities, including without limitation, reasonable legal fees brought against Buyer by an unaffiliated third party for
(i)	injury to persons, including death; and/or

(ii)	loss or damage to any property
resulting from any acts or omissions of Seller in the performance of this Agreement and/or a failure of the Products to conform to the Specifications and the Quality
Requirements. Seller shall maintain in force and upon request give evidence of adequate insurance covering its potential liability under this Clause 13.1.
Buyer shall on its behalf indemnify and hold Seller and its officers, directors and employees harmless from and against all damage, claims, demands, suits, proceedings, damages, costs, expenses and liabilities, including without limitation, reasonable legal fees brought against Seller by an unaffiliated third party for
(i)	injury to persons, including death; and/or

(ii)	loss or damage to any property
resulting from any acts or omissions of Buyer in the performance of this Agreement.
13.2	As a condition to such indemnification, each Indemnitee shall give timely notice to the Indemnitor of the relevant claim, and shall cooperate with the Indemnitor, at the Indemnitor’s expense, in the defense and/or settlement of such claim.
13.3	Without limiting the indemnity obligations related to an unaffiliated third party’s successful product liability claim, neither Party shall be liable to the other for any special, punitive, or consequential damage, including but not limited to loss of business or goodwill, loss of revenue or profits, arising under or in connection with such product liability claim under this clause 13. , except in cases of intentional misconduct or gross negligence. For the purposes of this clause 13.3, ‘gross negligence’ shall mean wilful default in the United Kingdom.
14.0	INTELLECTUAL PROPERTY RIGHTS INDEMNIFICATION
14.1	Seller represents and warrants that the Products do not infringe any Intellectual Property Right of any third party.
14.2	Seller shall settle and/or defend at its own option and its own expense and to indemnify and hold Buyer harmless from any cost, expense, loss, attorney’s fees or damage arising out of any third party claim, demand, suit or proceedings against Buyer or any customer of Buyer to the extent such claim, demand, suit or proceedings alleges that the Products infringe upon any Intellectual Property Rights of any third party, provided that: (1) Buyer informs Seller in writing of any such claim, demand, proceeding or suit without delay; (2) Seller is given control over the defense thereof and Buyer reasonably cooperates in the defense at Seller’s expense; and (3)Buyer will
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Purchase Agreement 4.0
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13(19)
not agree with the third party to the settlement of any such claim, demand, suit or proceeding prior to final judgment thereon without the prior written consent of Seller, which consent shall not be unreasonably withheld. Buyer shall have the right to select its own counsel to participate in any such defense at Buyer’s own expense.
This indemnification does not apply to the extent that: (1) infringement arises by a combination made by Buyer or a customer of Buyer to whom Buyer has supplied the Products, of Products furnished under this Agreement with other Products not furnished hereunder by Seller except to the extent Seller is a contributory infringer, or (2) infringement arises solely from changes or modifications made to or from the Products by Buyer or Buyer’s customer, or (3) infringement arises from Products that are made in accordance with drawings, samples, or manufacturing specifications designated by Buyer and Seller proves that such infringements arise solely from such drawings, samples, or manufacturing specifications designated by Buyer.

14.3	If a claim, demand, suit or proceeding alleging infringement is brought against Buyer or Seller, or Seller believes one may be brought, Seller shall have the option, at its expense, to: (1) modify the Products to avoid the allegation of infringement, while at the same time maintaining compliance of the Products with the requirements set forth under this Agreement, or (2) replace the Products with non-infringing but equivalent Products, which comply with requirements set forth under this Agreement, or (3) [*]

14.4	In the event that any Product to be furnished under this Agreement is to be made in accordance with drawings, samples or manufacturing specifications designated by Buyer and to the extent such Product is not the design of Seller, Buyer agrees to settle and/or defend, at is own option and its own expense and to indemnify, hold Seller harmless from any cost, expense, loss, attorney’s fees or damage arising out of any claim, demand, suit or proceedings against Seller to the extent such claim, demand, suit or proceedings allege that such Product, drawings, samples or manufacturing specifications designated by Buyer infringes upon any Intellectual Property Right of any third party; provided that (1) Seller informs Buyer in writing of any such claim, demand, suit or proceedings without delay, and (2) Buyer is given control over the defense therof and Seller reasonably cooperates in the defense at Buyer’s expense, and (3) Seller will not agree with the third party to the settlement of any such claim, demand, suit or proceedings prior to a final judgement theron without the prior written consent of Buyer, which consent shall not be unreasonably withheld. Seller shall have the right to select its own counsel to participate in any such defense at Seller’s own expense. This indemnification does not apply to the extent any infringement or any claim of infringement results from changes or modifications made by Seller or on behalf of Seller to the drawings, samples, manufacturing specifications or any other information designated by Buyer.

14.5	The foregoing indemnification obligations are Indemnitee’s sole and exclusive remedy, and Indemnitor’s entire liability, for any claims of infringement of intellectual property rights by the Products.
© Nokia Corporation
Proprietary and Confidential
Purchase Agreement 4.0
[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

14 (19)
15.0	DEFENSE

15.1	SELLER agrees to defend at SELLER’s risk and expense any and all claims, suits, actions, demands and proceedings under Clauses 13 and 14 with counsel acceptable to BUYER, at BUYER’s prior written request for such defence. If Buyer reasonably determines that any claim or any proposed claim settlement might adversely affect any Buyer indemnities, Buyer may take control of the investigation, defense and/or settlement of the claim at Buyer’s risk and expense. If Buyer elects to do so, Buyer and its attorneys shall proceed diligently and in good faith. Notwithstanding the indemnifying party’s primary right to have control over the defense, the Indemnitee may take all necessary steps, at the expense of the Indemnifying party, to defend itself until the Indemnifying party, to the reasonable satisfaction of the Indemnitee, assigns a counsel and initiates defense in a professional manner, and the Indemnifying party agrees to fully cooperate with such defense.

16.0	LIMITATION AND/OR EXCLUSION OF LIABILITY

16.1	EXCLUDING WARRANTY CLAIMS UNDER CLAUSE 12, PRODUCT LIABILITY INDEMNIFICATION CLAIMS UNDER CLAUSE 13, INTELLECTUAL PROPERTY RIGHTS INDEMNIFICATION CLAIMS UNDER CLAUSE 14, DEFENSE COSTS UNDER CLAUSE 15 AND CONFIDENTIALITY CLAIMS UNDER CLAUSE 19, NEITHER PARTY SHALL BE LIABLE TO EACH OTHER IN CONTRACT, TORT OR OTHERWISE, WHATEVER THE CAUSE THEREOF, FOR LOSS OF BUSINESS OR GOODWILL, LOSS OF REVENUE OR LOSS OF PROFITS OR ANY INDIRECT, SPECIAL, PUNITIVE OR CONSEQUENTIAL DAMAGE INCURRED BY THE OTHER PARTY AND ARISING UNDER OR IN CONNECTION WITH THIS PURCHASE AGREEMENT, UNLESS SUCH DAMAGE IS CAUSED BY GROSS NEGLIGENCE OR WILFUL MISCONDUCT. FOR THE PURPOSES OF THIS CLAUSE 16.1 GROSS NEGLIGENCE SHALL MEAN WILLFUL DEFAULT IN THE UNITED KINGDOM.

17.0	USE OF SELLER SUB-SUPPLIERS AND BUYER SUBCONTRACTORS.

17.1	SELLER agrees not to use other than [*] in the manufacturing of the Product(s) without BUYER’s prior written consent.

17.2	Upon BUYER’s request, SELLER shall provide a list of all critical Sub-suppliers involved in the Process, no more frequently than semi-annually. For the purposes of this clause 17.2, a critical Sub-supplier is any vendor who sells component parts to SELLER that are equal to or greater than ten (10%) percent of the SELLER Bill of Material for a particular Product, all MMIC vendors and all other vendors mutually agreed to be critical Sub-suppliers.

17.3	SELLER has the sole responsibility and liability for the performance and non-performance of the Sub-supplier(s).

17.4	On BUYER’s request, SELLER agrees that this Purchase Agreement and the Addendums hereto shall in their entirety be applied between SELLER and the Subcontractor(s) including without limitation BUYER’s logistics service providers.
© Nokia Corporation
Proprietary and Confidential
Purchase Agreement 4.0
[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

15 (19)
SELLER may refrain from deliveries to the Subcontractor(s) that are not credit worthy or in the reasonable judgment of SELLER are competitors of SELLER. In any case, SELLER agrees that this Purchase Agreement and the Addendums hereto are in their entirety applied between SELLER and BUYER also to and regarding any Product(s) sold and/or delivered by SELLER to the Subcontractor(s) to be used for manufacturing Products for BUYER and BUYER is explicitly entitled to benefit the terms and conditions of this Purchase Agreement and the Addendums hereto to the extent applicable. However,
(i)	the Subcontractor(s) shall be independent in relation to BUYER;

(ii)	BUYER undertakes no liability for performance and/or non-performance of the Subcontractor(s)’ obligations against SELLER;

(iii)	SELLER shall enforce all Subcontractor(s)’ undertakings and exercise SELLER’s rights only against the Subcontractor(s) directly and not against BUYER; and

(iv)	BUYER shall at all times maintain its own rights in accordance with this Purchase Agreement and the Addendums hereto

(v)	the Subcontractor agrees to be bound by the terms of this Purchase Agreement.
18.0	DUTY TO INFORM AND FORCE MAJEURE

18.1	SELLER agrees to promptly inform BUYER in writing of event(s) that are about to occur or appear imminent and may reasonably affect SELLER’s ability to meet any of its obligations under this Purchase Agreement, including without limitation delay in Delivery, a material change in ownership of SELLER, infringement of third party Intellectual Property Rights, or any other action, omission or development which would be important for BUYER to be aware of in order to take precautions to prevent such from causing adverse effect to its business, reputation, production schedule, or product liability.

18.2	The affected Party is not liable for a failure to perform any of its obligations under this Purchase Agreement to the extent it proves that the failure was due to Force Majeure. The affected Party shall without delay take reasonable steps to limit or minimise the consequences of Force Majeure.

[*]

19.0	CONFIDENTIALITY

19.1	Each Party (“Receiving Party”) shall not disclose to third Parties nor use for any purpose other than for the proper fulfilment of this Purchase Agreement any technical or commercial information (“Information”) received from the other Party (“Disclosing Party”) in whatever form under or in connection with this Purchase Agreement without the prior written permission of the Disclosing Party except information which
a)	is in the public domain at the time of disclosure or later becomes part of the public domain through no fault of the Receiving Party; or
© Nokia Corporation
Proprietary and Confidential
Purchase Agreement 4.0
[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

16 (19)
b)	was known to the Receiving Party prior to disclosure by the Disclosing Party as proven by the written records of the Receiving Party; or

c)	is disclosed to the Receiving Party by a third party who did not obtain such Information, directly or indirectly, from the Disclosing Party; or

d)	was independently developed (by personnel having no access to the Information) by the Receiving Party.
BUYER may communicate the terms and conditions of this Purchase Agreement with its Subcontractors and logistics service providers in accordance with Clause 17.4.

19.2	SELLER hereby expressly agrees, that the use of BUYER as reference, and/or the use of BUYER or reference to BUYER in the marketing or in any materials or activities of SELLER in any way is strictly forbidden. SELLER shall not make any statements, announcements and/or press release of this Purchase Agreement or part thereof, or of the relationship herein described, without a prior written acceptance of BUYER given on case-by-case basis.

19.3	The provisions of this Clause 19 shall be valid for [*] years from the date of disclosure.

Any Non-Disclosure Agreement(s) entered into between the Parties prior to the Effective Date of this Purchase Agreement shall remain to be valid, in accordance with its terms and conditions, in respect of the Information disclosed by either Party before the Effective Date of this Purchase Agreement, and in respect of the Information disclosed outside the scope of this Purchase Agreement.

20.0	EFFECTIVE DATE, TERM AND TERMINATION

20.1	This Purchase Agreement becomes effective on January 1st 2006 (“Effective Date”) and, except for Seller’s cumulative Product Retrofit liability described in Addendum B, shall have no retroactive effect for deliveries made prior to 1 January 2006. This Purchase Agreement continues to be effective until terminated in accordance with this Clause 20.

20.2	Either Party may terminate this Purchase Agreement for convenience with at least eighteen (18) months’ prior written notice.

20.3	Either Party may terminate this Purchase Agreement forthwith in writing if the other Party:
(i)	becomes insolvent, is declared bankrupt, suffers other similar proceeding or discontinues its business; or

(ii)	is in breach of any of its material obligations under this Purchase Agreement and has failed to remedy such breach within thirty (30) days after having received written notice of such breach and the intention of the notifying Party to terminate this Purchase Agreement if the breach is not timely remedied.
© Nokia Corporation
Proprietary and Confidential
Purchase Agreement 4.0
[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

17 (19)
In addition to what is mentioned above BUYER has the right to terminate this Purchase Agreement in case SELLER sells all or substantially all of its assets, merges or consolidates with a third party or suffers a material change of ownership.

The termination of this Purchase Agreement in accordance with this Clause 20.3 shall also terminate the carrying out of any outstanding Purchase Orders, whether confirmed or not.

20.4	This Purchase Agreement shall survive any termination with regard to Product(s) already delivered under this Purchase Agreement.

20.5	The Party is entitled to claim actual damages from the other Party in the case where this other Party has breached this Agreement or any provision thereof.

21.0	MISCELLANEOUS

21.1	Neither Party shall assign any of its rights or obligations under this Purchase Agreement without prior written consent of the other Party.

21.2	No waiver is effective unless executed in writing in each separate case and signed by both Parties.

21.3	Notwithstanding anything to the contrary in any of the terms of this Purchase Agreement, any co-operation, requirement, request, direction, instruction, acceptance or other similar action or lack of such action by BUYER shall not release SELLER from any of its obligations and liabilities under this Purchase Agreement, unless expressly agreed by BUYER in writing.

21.4	The governing language of this Purchase Agreement and any correspondence shall be English.

21.5	All rights and remedies under this Purchase Agreement are cumulative. A Party’s exercise of any right or remedy does not affect its other rights or remedies in accordance with this Purchase Agreement.

21.6	In the event that any provision of this Purchase Agreement shall be held invalid as contrary to any law, statute or regulation in that regard, the invalidity of such provision shall in no way affect the validity of any other provision of this Purchase Agreement and each and every provision shall be severable from each and every other.

21.7	The headings used in this Purchase Agreement are inserted for convenience only and shall not affect the interpretation of the respective provisions of this Purchase Agreement. This Purchase Agreement shall not be construed more or less strictly against either Party for its participation or lack thereof in its drafting.

21.8	The Parties shall be deemed independent contractors hereunder. This Purchase Agreement is not intended to create a partnership, franchise, joint venture, agency, or employment relationship between the Parties. Unless otherwise agreed in writing by
© Nokia Corporation
Proprietary and Confidential
Purchase Agreement 4.0
[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

18 (19)
the Parties, neither Party shall make any express or implied agreements, warranties, guarantees, commitments or representations, or incur any debt, in the name or on behalf of the other Party.

22.0	APPLICABLE LAW AND DISPUTES

22.1	This Agreement shall be governed by the laws of [*] without regard to its conflict of laws principles, as if wholly performed therein. The United Nations Convention on Contracts for the International Sale of Goods does not apply to this Agreement. The parties agree that any and all disputes arising out of or in connection with this Agreement shall be finally settled in arbitration by three neutral arbitrators appointed by the International Chamber of Commerce (“ICC”) and shall be conducted pursuant to the ICC’s regulations then in force. The arbitration proceedings shall be conducted in Geneva, Switzerland.

22.2	All arbitration proceedings and all discovery related thereto shall be conducted in the English language. Subject to the limitations on liability set forth in this Agreement, the arbitrators may fashion any legal or equitable remedy. The arbitration award shall be executable and final, and binding on the Parties.

22.3	In the event of a breach, threatened breach or likely breach of this Agreement, nothing contained in this Agreement to the contrary shall bar the non-breaching Party from seeking injunctive relief in a court of competent jurisdiction. In addition, notwithstanding anything to the contrary, any disputes related to BUYER’s Intellectual Property Rights or confidential information may, at BUYER’s sole election, be resolved by a court of competent jurisdiction.
© Nokia Corporation
Proprietary and Confidential
Purchase Agreement 4.0
[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

19 (19)
23.0	PREVIOUS AGREEMENTS AND APPLIED DOCUMENTS

23.1	This Purchase Agreement, along with associated Addendum(s) and Appendices, contains the entire understanding between the Parties in respect of this subject matter. The Addendums, Appendices, and Exhibits shall be an integral part of this Purchase Agreement.

23.2	Amendments to this Purchase Agreement shall be valid only if executed in writing and signed by both Parties, unless otherwise agreed in the Addendums.
IN WITNESS WHEREOF this Purchase Agreement has been duly signed and executed in two original copies
For and on behalf of
NOKIA CORPORATION
Networks

Signed by: /s/ Nils Nordman	Signed by: /s/ Hemi Vander Stichele

Name: Nils Nordman	Name: Hemi Vander Stichele

Title: Purchasing Manager	Title: Director, Networks Global Sourcing

Date: Dec. 29, 2005	Date: December 29, 2005

Place: Espoo, Finland	Place: Espoo, Finland

For and on behalf of
ENDWAVE CORPORATION

Signed by: /s/ Steven Layton	Signed:

Name: Steven Layton	Name:

Title: V.P. + G.M.	Title:

Date: December 30, 2005	Date:

Place: Sunnyvale, CA	Place:
(No further entries or terms; Addendums and Appendices follow)
© Nokia Corporation
Proprietary and Confidential
Purchase Agreement 4.0
[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Exhibit 1 to ESLNST2676
INSURANCE REQUIREMENTS APPENDIX (01/2002, US-Small)
SELLER shall meet and comply with the following “Insurance Requirements”, as stated in this Insurance Requirements Appendix (this “Appendix”):
1.	SELLER’s Obligations
a.	SELLER shall carry and maintain in full force and effect during the term of the parties’ agreement(s) at least the minimum insurance coverages stated in Section 2 below.

b.	All insurance policies providing such coverage must be written on an occurrence basis for worker’s compensation and employer’s, commercial general, commercial automobile and umbrella liability coverage and on a claims made basis for professional/errors and omissions and software errors and omissions coverages. SELLER’s insurance is primary to any valid collectible insurance carried by the Additional Insureds (defined below).

c.	The insurer(s) providing such coverages must be licensed and admitted in the state(s) of SELLER’s operations and performance of the parties’ agreement(s), and have a rating of “A-” and policyholder’s surplus size “VII” or better as listed in the then-current Best’s Insurance Report published by A.M. Best Company, Inc., or equivalent rating from Standard & Poors or Moody’s.

d.	The Commercial General Liability and Umbrella Liability insurance coverages shall protect SELLER and NOKIA and each of the Additional Insureds, where applicable, from and against claims against SELLER and/or NOKIA for damages for personal injury, property damage, bodily injury, including without limitation, mental distress and anguish, and death, which may be sustained by or made against SELLER, NOKIA, their respective directors, officers, employees and agents, affiliates or sustained by any third parties, unless claims are wholly due to the gross negligence or willful misconduct of NOKIA.
2.	Minimum Insurance Coverage

The required minimum insurance coverages and limits which SELLER shall obtain and maintain shall include the following:
2.A. Worker’s Compensation and Employer’s Liability:
2.A.1. Coverage A — Statutory Benefits
Coverage for liability imposed under the Workers’ Compensation laws or similar provisions of the state(s) in which SELLER is performing work to fulfill obligations under the parties’ agreement(s), including exempt employees.
[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

1.

2.A.2. Coverage B — Employer’s Liability

Limits of at least: USD [*] Bodily Injury by Accident

USD [*] Bodily Injury by Disease – Policy Aggregate

USD [*] Bodily Injury by Disease – Each Employee

2.A.3. Extensions of Coverage
2.A.3.1. Other States Insurance Coverage
2.A.3.2. Federal Workers’ Compensation Act Coverage (as applicable)
2.A.3.3. Proprietors, Partners and Executive Officers Coverage
2.B. Commercial General Liability:
2.B.1. Required Coverage Limits
The following coverages shall have the following minimum limits, exclusive of defense costs, which shall be paid under the insurance policy outside the limits:
     USD [*] General Annual Aggregate
     USD [*] Products/Completed Operations Annual Aggregate
     USD [*] Personal and Advertising Injury Annual Aggregate
     USD [*] Each Occurrence
     USD [*] Medical Payments
2.B.2. Extensions of Coverage
2.B.2.1. Duty to Defend
2.B.2.2. “Pay on behalf of” wording
2.B.2.3. Contractual Liability Coverage
2.B.2.4. Separation of Insureds
2.B.2.5. Worldwide Coverage
2.C. Commercial Automobile Liability:
2.C.1. Required Coverage Limits
[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

2.

USD [*] Combined Single Limit Each Accident (Bodily Injury/Property Damage)

2.C.2. Extensions of Coverage

Coverage for all owned, hired and non-owned motor vehicles
2.D. Umbrella Liability:

2.D.1.	Required Coverage Limits

USD [*] Each Occurrence

2.D.2.	Coverage

Excess of Employer’s Liability, Commercial General Liability and Commercial Automobile Liability insurance policies, including all coverages and extensions of coverage

2.D.3.	Extensions of Coverage
v
      2.D.3.1. Duty to Defend
      2.D.3.2. “Pay on behalf of” wording
The minimum amounts of insurance required in this Section 2 may be satisfied by SELLER purchasing primary coverage in the amounts and coverages specified, or a separate umbrella or excess policy together with a lower limit primary underlying coverage. The structure of coverage is at SELLER’s option so long as the total amount of insurance meets these minimum requirements.

3.	Retentions

Any deductibles, self-insured retention loss limits, retentions or similar obligations (collectively, “Retentions”) must be disclosed on the certificate of insurance provided to NOKIA. Payment of all Retentions shall be the sole expense obligation of SELLER.

4.	Additional Insured
a.	SELLER shall have NOKIA (including its parent, subsidiary, affiliated and managed entities), its directors, officers and employees, agents and assigns named as additional insureds (collectively, the “Additional Insureds”) under each General Liability, Automobile Liability and Umbrella Liability insurance policy obtained by SELLER pursuant to the requirements contained in this Appendix. Such additional insured status shall be procured and evidenced by an “Additional Insured Endorsement” and shall cover the Additional Insureds for any and all claims and legal proceedings of any kind whatsoever arising out of SELLER’s work or operations (including the sale of goods to NOKIA) performed by or on behalf of NOKIA, except for claims caused by the gross negligence or willful misconduct of Nokia. Such Additional Insured Endorsement shall
[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

3.

provide that such insurance is primary and shall not contribute with any insurance or self-insurance that NOKIA has procured to protect itself unless claims are wholly due to the gross negligence or willful misconduct of NOKIA.

b.	Each of the insurance limits required by this Appendix shall be fully paid and exhausted before NOKIA, including any and all of NOKIA’s separate insurance coverage, if any, including NOKIA’s umbrella and/or excess insurance policies, if any, becomes involved in the defense or payment of any claim or legal proceeding. NOKIA’s separate insurance coverages, if any, shall be excess over any insurance afforded by SELLER in compliance with the terms of this Appendix.
5.	Waiver of Subrogation

Where permitted by law, SELLER waives and will require its insurers to waive all rights of subrogation and recovery against the Additional Insureds, whether sounding in contract, tort (including negligence and strict liability) or otherwise, unless such damages are caused in whole or in part due solely to the gross negligence or willful misconduct of NOKIA, or acts or omissions of NOKIA triggering strict liability.

6.	Proof of Insurance
a.	Before commencement of the parties’ agreement(s) and prior to NOKIA having any obligation to pay SELLER whatsoever, SELLER shall provide to NOKIA a certificate of insurance (ACCORD Form 25-S (1/95), or the latest edition) signed by a duly authorized officer or agent of the insurer certifying that the minimum insurance coverages set forth in Section 2 of this Appendix are in effect. Further, the certificate of insurance must state that NOKIA will receive at least 30 days’ written notice of policy cancellation, non-renewal or material modification. SELLER shall thereafter provide NOKIA, at least 30 days’ prior to the expiration date of the cancelled, non-renewed or materially modified policy, written evidence by an insurance certificate that such policy has been replaced, renewed or modified with no lapse in coverage by another policy which meets the minimum insurance coverages set forth in Section 2 of this Appendix. If SELLER does not provide NOKIA with such certificates of insurance within 30 days after the date of the parties’ agreement(s) and after each policy renewal thereafter, then NOKIA may (i) suspend payments to SELLER until evidence of required coverage is provided or (ii) terminate the parties’ agreement(s) or any then-current statement(s) of work, work order(s), etc.

b.	NOKIA’s approval of any of SELLER’s insurance coverages does not relieve or limit any of SELLER’s obligations under the parties’ agreement(s), including, but not limited to, liability under the indemnification and defense provisions of the parties’ agreement(s) for claims exceeding required insurance limits.

c.	In no event shall NOKIA’s allowing SELLER to begin or complete its obligations under the parties’ agreement(s), or acceptance of any such performance or payment therefor, be construed as a waiver of NOKIA’s right to assert a claim against SELLER for breach of SELLER’s obligations under this Appendix, or declare SELLER in default of the
[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

4.

parties’ agreement(s) for failure to comply with any of SELLER’s obligations under this Appendix, all and each of which are deemed material.
[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

5.

NETWORKS’ ADDENDUM (ADDENDUM B)
TO PURCHASE AGREEMENT
NO. ESLNST2676
BETWEEN
NOKIA CORPORATION
AND
ENDWAVE CORPORATION
© Nokia Corporation
Proprietary and Confidential
Addendum B to Purchase Agreement
[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

1.	DEFINITIONS	1
2.	SCOPE AND ORDER OF PRIORITY	2
3.	PURCHASE ORDERS	2
4.	RE-SCHEDULING AND CANCELLATION	3
5.	TERMS OF DELIVERY, PASSING OF TITLE AND DELIVERY TIMES	3
6.	PRICES	3
7.	PAYMENT TERM	3
8.	PACKING AND MARKING	4
9.	INSPECTIONS BY BUYER	5
10.	AVAILABILITY OF PRODUCT(S)	5
11.	WARRANTY	6
13.	REPRESENTATIVES OF THE PARTIES	8
14.	EFFECTIVE DATE, TERM AND TERMINATION	8

Appendix 1	The Products, Prices, Discounts and Price Validity
Appendix 2	Specifications
Appendix 3	Quality Requirements and Workmanship Standards
Appendix 4	Logistics Appendix/Appendices
Appendix 5	Environmental Requirements
Appendix 6	Support
© Nokia Corporation
Proprietary and Confidential
Addendum B to Purchase Agreement
[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

1 (11)
NETWORKS’ ADDENDUM B TO PURCHASE AGREEMENT NO. ESLNST2676
NOKIA CORPORATION, represented through its Networks business group, a public limited liability company incorporated in Finland, having its registered address at Keilalahdentie 4, FIN-02150 Espoo, Finland business identity code 0112038-9 including its Affiliates (“BUYER”)AND
ENDWAVE CORPORATION, a corporation formed under the laws of State of Delaware and registered under the California trade register number C1933055 with a registered/principal office at 776 Palomar Avenue, Sunnyvale, CA, 94085 including its Affiliates (“SELLER”)
have made and entered into this Networks’ Addendum (“Addendum B”) including its Appendices.
1. DEFINITIONS
In addition to what has been agreed in the Purchase Agreement, including any amendments thereto, the following definitions shall apply (and where the context so admits the singular shall include the plural and vice versa):

“E-Trade Agreement”

means the “Electronic Data Interchange Agreement” (EDI), “Electronic Trade Agreement”, “RosettaNet Trading Partner Agreement” or similar agreement (if any) between the Parties in which the Parties have agreed and defined the use of electronic data interchange or extranet information and data exchange for the purchase and sales of the Products strictly in accordance with this Purchase Agreement.

“Hidden Defect”

means such defect, which could not have been detected during an ordinary incoming inspection and which is attributable to non-compliance with the terms of the Purchase Agreement or this Addendum B or to SELLER’s design work of the Products.

“Logistics Appendix”

means the documents attached (or to be attached later) hereto as Appendix 4, which describe e.g. the logistics procedures for forecasting, ordering, shipping and invoicing the Products. Each of BUYER’s sites and/or Affiliates may create a Logistics Appendix in conjunction with SELLER in order to specify the procedures unique to that particular site and/or Affiliate and which procedures are not otherwise covered by the Purchase Agreement.

“Manufacturing Information”

shall mean Specifications and other technical and commercial documentation and information, irrespective of its form, necessary for the manufacturing of Product(s) by SELLER (including without limitation and as applicable, information on SELLER’s suppliers, sub-suppliers and subcontractors, from which SELLER procures Third Party Components (if any) and raw materials for Product(s) and its contract manufacturers and

© Nokia Corporation
Proprietary and Confidential
Addendum B to Purchase Agreement
[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

2 (11)

other subcontractors participating in the manufacturing of Product(s)).

“BUYER Direct Competitor”

shall mean [*], or any other major company with a broad product portfolio whose primary business is telecom infrastructure and in addition [*]

“Supplier Managed Inventory” or “SMI”

means an inventory situated in a third party warehouse or at BUYER’s site, in which SELLER shall store and to which SELLER shall supply the Products to ensure optimum availability of the Products by BUYER. Delivery, purchase, and passage of legal title of the Products shall be deemed to take place upon Consumption. The Logistics Appendix shall further govern the method of and specific terms and conditions regarding the SMI model.

“Consumption”

means the moment when a Product is taken from Supplier Managed Inventory for BUYER’s use, as defined in detail in the Logistics Appendix.

“Third Party Component”

shall mean any hardware and/or software component or part of any Product, to the extent Intellectual Property Rights in the component are not (i) held by SELLER or (ii) licensed to SELLER by BUYER.
2.	Scope AND ORDER OF PRIORITY

2.1	This Addendum B is hereby incorporated into the Purchase Agreement entered into by and between BUYER and SELLER on January 1st, 2006, or any other agreement replacing or amending such agreement. The Appendices shall be an integral part of this Addendum B.

The object of this Addendum B is to define the terms and conditions specific to purchases of Networks business group of Nokia and to specify the procedures unique to the transactions related thereto, which are not covered by the Purchase Agreement.

2.2	In case of any discrepancies between the Purchase Agreement and this Addendum B, the text of this Addendum B, including the Appendices hereto, or any amendments thereto, or replacing agreement, shall always prevail over the Purchase Agreement with the exception of the Product Liability and Intellectual Property Rights terms of the Purchase Agreement which shall always prevail over any terms under this Addendum B and/or the Appendices hereto.

In case of any discrepancies between this Addendum B and the Appendices hereto, the text of this Addendum B shall always prevail over any of the Appendices hereto.
© Nokia Corporation
Proprietary and Confidential
Addendum B to Purchase Agreement
[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

3 (11)
3.	PURCHASE ORDERS

3.1	BUYER may place Purchase Orders for the Products by mail, by telefax or in electronic form in accordance with the E-Trade Agreement, or in any other mutually agreed way.

3.2	The method of placing Purchase Orders may be governed by the Logistics Appendix in respect of each of BUYER’s sites and/or Affiliates. However, if the method of placing Purchase Orders is not defined in the Logistics Appendix, SELLER shall forthwith and not later than [*] business days from the receipt of the Purchase Order send BUYER a confirmation of such Purchase Order. If such confirmation is not received by BUYER within the above defined time period, the said Purchase Order shall be deemed to be accepted by SELLER and to be in force as such.

3.3	In case SELLER’s confirmation of Purchase Order or SELLER’s invoice contain terms and conditions, which are contrary to, or attempt to amend, or change in any way this Addendum B, such terms and conditions shall be regarded as null and void.

3.4	The Parties have agreed on a SMI model under which BUYER may purchase the Products from SELLER’s inventory without placing Purchase Orders. Under the SMI model, the SELLER shall not have a right to refuse to supply Products included in the relevant Logistics Appendix so that the agreed minimum and maximum levels would not be met.

4.	RE-SCHEDULING AND CANCELLATION

4.1	Unless otherwise agreed between the Parties in writing, BUYER may, without any liability to SELLER, by written notice sent to SELLER not less than [*] days prior to the intended Delivery Date, re-schedule the respective Purchase Order later in time. Early delivery may be authorized by a mutual agreement.

4.2	Unless otherwise agreed between the Parties in writing, BUYER may, without any liability to SELLER, by written notice sent to SELLER not less than [*] days prior to the intended Delivery Date, cancel the respective Purchase Order for its convenience.

5.	TERMS OF DELIVERY, PASSING OF TITLE and DELIVERY TIMES

5.1	The term of delivery is [*] (INCOTERMS 2000), unless otherwise agreed between the Parties in Appendix 1 or in the Logistics Appendix or in the Support Appendix.

5.2	Unless otherwise separately agreed, equitable title to the Products and risk of loss shall pass upon BUYER’s receipt of the Products at the [*] point.

5.3	Any changes to the mutually agreed Delivery Date are subject to the prior written approval of BUYER, where for the purposes of this clause 5.3, unsigned electronic notice from the Nokia electronic ordering system qualifies as a “writing.” The maximum Lead Times for the Products are specified in the Logistics Appendix and/or in Appendix 1.
© Nokia Corporation
Proprietary and Confidential
Addendum B to Purchase Agreement
[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

4 (11)
6.	PRICES

6.1	The Prices, the validity period for such Prices, and the discounts for the Products are provided in Appendix 1. For the Products not included in Appendix 1, the Prices and discounts shall be mutually agreed upon separately in writing.

6.2	[*]

6.3	All changes in Prices shall become effective upon written agreement and shall apply to all Purchase Orders whether confirmed or not, but not yet delivered by SELLER.

All changes in Prices for Products included in the SMI shall become effective upon written agreement and shall apply to all Products taken for Consumption after the agreed effective date of price change.

6.4	Unless otherwise expressly stated in Appendix 1 hereto, all Prices shall be stated in USD

7.	PAYMENT TERM

7.1	All payments under this Addendum B shall be made within [*] days from the date of receipt of SELLER’s invoice or BUYER’s self-billing invoice, subject to NOKIA Bank Link Policy, unless otherwise agreed between the Parties in writing.

7.2	All payments under this Addendum B for Products included in the SMI shall be made within the days agreed hereabove, but however, calculated from the date when BUYER issues the self-billing report (or a comparable report) as specified in more detail in the relevant Logistics Appendix.

7.3	Buyer’s obligation to pay any invoice is conditional on the following:
(a) Seller has delivered, in accordance with this Agreement, the full quantities of the Products requested in the respective Order (and reflected in Seller’s invoice);
(b) the delivered Products strictly conform to the Specifications and the Quality Requirements.
Buyer is entitled to withhold payment in respect of a delivery of the Products, which delivery is not fulfilled in accordance with the requirements set forth under subclauses (a) and (b) above, until the delivery is completed to comply with the said subclauses. Notwithstanding the above, if partial delivery is accepted in writing by Buyer in accordance with this Agreement, then Seller shall be entitled to invoice Buyer accordingly and Buyer will pay such invoice within [*] days of its receipt, subject to Nokia Bank Link Policy. In the event that payment is not made within such [*] days, however, subject to the Nokia Bank Link Policy, Buyer shall be liable to pay interest at an annual rate of equal to [*] above the London Interbank Offered Rate (LIBOR) for Euro deposits offered for a one-month period on the due date or the maximum rate permitted by applicable law, whichever is the lesser, which interest shall accrue on a daily basis from the date payment becomes overdue until the Seller receives payment of the
© Nokia Corporation
Proprietary and Confidential
Addendum B to Purchase Agreement
[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

5 (11)
overdue amount. Seller may excuse the payment of late payment interest only in writing, with or without receiving consideration from Buyer.
8.	PACKING AND MARKING

8.1	SELLER’s obligations for packing and packaging include, without limitation, the following: (i) all Products shall be packed and packaged by SELLER for protection during shipment, handling, and storage in strict conformance with BUYER’s written requirements and instructions, and otherwise in accordance with best commercial practice; (ii) highly polished, highly finished, or precision Products or those that might be sensitive to stresses of temperature or moisture, or electro-static or electro-magnetic charges, are to be properly preserved and packed in containers which will afford physical protection against any damage and deterioration from those or any other causes. Any Products packed with nonconforming packing and/or packaging are, upon request of BUYER, subject to rejection and repackaging at SELLER’s expense. The Prices for the Products shall include the cost of packing and packaging required to prevent any deterioration or damage to the Products during transportation and subsequent storage. SELLER shall indemnify BUYER against any damage that the Products suffer due to improper or nonconforming packaging and/or packing.

8.2	[*]

8.3	Further details on packing and packaging may be set forth in the Logistics Appendix and/or in the Specifications.

8.4	If BUYER directs SELLER to mark or label any Products with a trade name, trademark, logo or service mark owned or licensed by BUYER (“BUYER Identification”), SELLER shall apply the marking or labeling only on the quantity of Products and in the manner specified in BUYER’s written instructions. SELLER shall not sell nor otherwise dispose of, nor permit the sale or disposal of, any Products bearing any BUYER Identification (including any rejected Products) to anyone other than BUYER without first obtaining BUYER’s express written consent and first removing all BUYER Identification. Upon termination or expiration of this Addendum B any materials bearing BUYER Identification shall be returned to BUYER or destroyed.

8.5	The packages shall bear the same serial number as the corresponding Products.

8.6	SELLER shall have a system to enable Product Traceability back to the factory, including the date code and batch or serial number. SELLER shall also have a system to trace critical raw materials and components back to their source. SELLER shall keep the Product Traceability records for [*] years unless otherwise agreed in writing between BUYER and SELLER. SELLER shall not be obligated to meet these responsibilities with a Radio Frequency Identification (“RFID”) tag or a RFID label system.
© Nokia Corporation
Proprietary and Confidential
Addendum B to Purchase Agreement
[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

6 (11)
9.	INSPECTIONS BY BUYER

9.1	BUYER may inspect the Products upon delivery to ascertain correct quantities and whether there exists any visible damage or deviation from the Purchase Order or other delivery document in the Products delivered. BUYER may also use statistical sampling methods in the incoming inspection. Items not subjected to incoming inspection by individual unit or lot sampling within [*] days from Consumption shall be deemed accepted for purposes of self-invoicing and payment.

9.2	If the delivered Products or relevant sample thereof do not pass BUYER’s inspection, BUYER is entitled to, at its own option and upon notice to SELLER, reject the entire delivery lot or batch of Products inspected, or accept those items that pass while rejecting those that do not, and
a)	treat the Purchase Order or delivery as discharged either in whole or in part and terminate the respective Purchase Order or delivery without any liability to SELLER except for accepted units, or

b)	demand SELLER to replace all damaged or incorrect Products and deliver additional Products in order to meet the correct quantities without delay within [*] hours (or within the time period specified in the Logistics Appendix) from the receipt by SELLER of BUYER’s notice.
9.3	BUYER has the right to deduct the value of the rejected and/or undelivered Products from SELLER’s invoice or from BUYER’s self-billing report (or comparable), and BUYER shall provide SELLER with a debit note accordingly and/or, upon request of BUYER, SELLER shall be obligated to provide BUYER with a credit note.BUYER shall provide its inspection report to SELLER without delay. BUYER shall return rejected Products to SELLER without undue delay, unless otherwise agreed upon between the Parties. Any return of the Products shall be made at SELLER’s expense. In addition the SELLER shall compensate BUYER’s costs related to handling of such rejected delivery lot or batch or part thereof in a mutually agreed way.

[*]

9.4	Notwithstanding Clause 9.3, in case BUYER wishes to sort a delivery, which has failed the incoming inspection referred to above in Clause 9.1 in order to determine whether certain Products may nevertheless be suitable for use by BUYER, then BUYER may do so at its own option. In such event, the Parties reserve the right to negotiate of the compensation for additional costs of such action to BUYER.

10.	AVAILABILITY OF PRODUCT(S)

10.1	SELLER guarantees the availability of the Product(s) in accordance with the Specification(s) during the period when each Product is included in this Addendum B. SELLER further guarantees such availability of the Product(s) for [*] years after the
© Nokia Corporation
Proprietary and Confidential
Addendum B to Purchase Agreement
[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

7 (11)
exclusion of the given Product from Addendum B, provided that the Parties separately agree upon prices, delivery terms and other material commercial issues.

10.2	If SELLER plans to discontinue to manufacture the Product after the exclusion of the Product from this Addendum B, but before the end of the [*] year period after the exclusion of the Product from this Addendum B, SELLER shall notify BUYER in writing about its intention in accordance with the instructions given by BUYER at least [*] months prior to the intended date of discontinuation, in order to allow BUYER to place an end-of-life order before the discontinuation. Such Products shall be delivered in one delivery or several partial deliveries in accordance with BUYER ´s instructions and within twelve (12) months from the end-of-life order date.

11.	WARRANTY

11.1	SELLER warrants that replaced or repaired products will be made of new material, and conform to their Product Specification(s). A replaced or repaired Product shall have a Warranty Period of [*] months after replacement delivery. The details of field return warranty are set forth in Appendix 6, Support. Further, SELLER and BUYER agree that no later than 1 January 2007, the warranty period for all repaired or replaced Products after said date will be [*] months.

11.2	RETROFIT

11.2.1	If Hidden Defects appear during or after the Warranty Period, such that the parties agree that retrofit of fielded units is necessary, BUYER shall notify SELLER in writing and SELLER shall respond to BUYER within [*] from the date of BUYER’s notice. Such response shall include a detailed outline of the corrective actions necessary to remedy the Hidden Defect. The corrective actions include but are not limited to (i) redesigning the Products, (ii) modifying the Products, (iii) repairing the Products and/or (iv) replacing all Products with new ones that do not have the Hidden Defect. For clarity, this clause 11. 2 does not include any Product after [*] years from Delivery.

11.2.2	SELLER shall at SELLER’s cost and without unreasonable delay undertake any and all necessary investigative and corrective actions to ensure that the Products are made to conform to the terms of the Purchase Agreement and this Addendum B, and that such Hidden Defects do not reappear in the Products. Notwithstanding the foregoing, BUYER shall, unless otherwise agreed between the Parties on a case-by-case basis, at BUYER’s option and at SELLER’s cost replace or cause the Products in the field to be replaced by a third party.

11.2.3	If SELLER is not able to present a correction plan that both Parties can accept and/or to perform the corrective actions within the reasonable time period set by BUYER, then BUYER is entitled to, by written notice to SELLER, take the corrective actions at the cost of SELLER by itself or by a third party appointed by BUYER, and/or terminate this Addendum B and/or any Logistics Appendix, and/or terminate all/any part of undelivered Purchase Orders under this Addendum B without prejudice to any other rights of BUYER and without any liability towards SELLER.
© Nokia Corporation
Proprietary and Confidential
Addendum B to Purchase Agreement
[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

8 (11)
11.2.4	[*]

11.2.5	[*]

11.3	SELLER shall in designing of the Products and in manufacturing and Delivery of the Products strictly comply with the Environmental Requirements set forth in Appendix 5 of this Addendum B. SELLER warrants, that each Product that SELLER delivers hereunder strictly conforms to such requirements.

12.	MANUFACTURING RIGHTS

12.1	Escrow Agreement

The parties have entered into a technology escrow agreement dated August 14, 2003 with a third-party escrow agent (the “Escrow Agreement”). Pursuant to the Escrow Agreement, SELLER will promptly deposit with the escrow agent the then-existing Manufacturing Information and, upon BUYER’s acceptance of any implemented Changes whatsoever to any Specifications or any Product(s), SELLER will promptly deposit with the escrow agent any updated Manufacturing Information. SELLER shall bear all expenses and fees charged by the escrow agent under the Escrow Agreement. Before any deposit, BUYER may, solely at the presence of a representative of the SELLER, briefly review the Manufacturing Information so as to generally ascertain that its contents comply with the requirements of this Agreement and SELLER shall, upon request, demonstrate to the reasonable satisfaction of BUYER that the contents do comply with said requirements.

12.2	Trigger Events

Under the terms of the Escrow Agreement, BUYER will have the right to obtain the Manufacturing Information in the event that BUYER elects to purchase Products under any Purchase Agreement and, thereafter, any of the following events (each, a “Trigger Event”) occurs:
(1)	a breach by SELLER against a material obligation under the Purchase Agreement, which breach is not duly remedied within a reasonable time fixed by BUYER, which period shall not be less than ninety (90) days, in a written notice drawing the attention of SELLER to the breach and requiring the breach to be remedied; and/or

(2)	SELLER becoming insolvent, filing for any form of bankruptcy or re-organization proceedings, making any assignment for the benefit of creditors, having a receiver, administrative receiver or officer appointed over the whole or a substantial part of the assets or ceasing to conduct any material part of its business relating to any Product(s); and/or

(3)	a material change in ownership in or effective control over SELLER (A) resulting in any BUYER Direct Competitor obtaining control over the SELLER, and (B) where
© Nokia Corporation
Proprietary and Confidential
Addendum B to Purchase Agreement
[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

9 (11)
such BUYER Direct Competitor refuses to accept and fulfill orders for Products in material breach of the terms of the Purchase Agreement.
12.3	Manufacturing License

In the event of a Trigger Event, SELLER grants to BUYER and its Affiliates a world-wide, non-transferable and royalty free license and right, without the right to sublicense, under all Intellectual Property Rights of SELLER, (i) to modify Product(s) or have the Product(s) modified (provided, however, that BUYER will indemnify and hold SELLER harmless from and against any damages, costs and expenses incurred by SELLER in cases where such damages, costs and expenses are solely due to BUYER’s modifications), and (ii) and manufacture, have manufactured, make, have made, use, sell, offer to sell, and import such Products (“the Manufacturing License”). For the avoidance of doubt, BUYER may use any Manufacturing Information for such purposes provided, however, that BUYER shall treat such Manufacturing Information as SELLER’s Information under Clause 19 of the Purchase Agreement. In addition to such license, SELLER shall also provide BUYER with assistance in obtaining access to SELLER’s suppliers, sub-suppliers and subcontractors, from which it procures raw materials for Product(s) and Third Party Components and to SELLER’s contract manufacturers and other subcontractors participating in the production of Product(s).

BUYER hereby covenants and agrees that the Manufacturing License shall only be exercisable if and when a Trigger Event occurs. BUYER hereby further covenants and agrees that if a Trigger Event occurs and (i) thereafter the SELLER has been able to cure its breaching situation mentioned in Clauses 12.2 (1) – (3) for a continuous period of ninety (90) days, and (ii) the SELLER has the capability to accept and fulfill orders for Products under the Purchase Agreement, and (iii) the SELLER agrees to purchase from BUYER any raw materials or Third Party Components that BUYER has purchased and committed to in order to exercise its rights under the Manufacturing License, then BUYER will purchase Products from SELLER under the Purchase Agreement and BUYER’s right to exercise the Manufacturing License shall terminate. Upon termination of BUYER’s right to exercise the Manufacturing License, BUYER shall return the Manufacturing Information to the third-party escrow agent named in the Escrow Agreement and shall immediately destroy any copies thereof.

13.	REPRESENTATIVES OF THE PARTIES

13.1	The following persons shall act as the representatives of the Parties regarding notices, performance, extension, termination and amendments in respect of this Addendum B:

REPRESENTING THE BUYER		REPRESENTING THE SELLER
Name:	Nils Nordman	Name:	Steve Layton
Title:	Purchasing Manager	Title:	Vice-President & General Manager
Address:	P.O BOX 368, 00045 Nokia	Address:	776 Palomar Avenue, Sunnyvale
Telephone:	+358718027068	Telephone	: 01-408-522-3177
Telefax:	+358718031520	Telefax:	01-408-522-3181
© Nokia Corporation
Proprietary and Confidential
Addendum B to Purchase Agreement
[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

10 (11)

cc NET Legal / Senior Legal Counsel	cc: Endwave General Counsel
14.	EFFECTIVE DATE, TERM AND TERMINATION

14.1	This Addendum B shall become effective on January 1st 2006 (“Effective Date”) and, except for Seller’s cumulative Product Retrofit liability described in this Addendum B, shall have no retroactive effect for deliveries made prior to 1 January 2006.

14.2	This Addendum B shall continue to be effective until terminated for convenience with at least eighteen (18) months prior written notice or otherwise in accordance with Clause 20 of the Purchase Agreement.
© Nokia Corporation
Proprietary and Confidential
Addendum B to Purchase Agreement
[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

11 (11)
IN WITNESS WHEREOF this Addendum B has been duly signed and executed in two original copies
For and on behalf of
NOKIA CORPORATION
Networks

Signed by: /s/ Nils Nordman	Signed by: /s/ Hemi Van Stichele

Name: Nils Nordman	Name: Hemi Van Stichele

Title: Purchasing Manager	Title: Director Global Sourcing

Date: December 29, 2005	Date: December 29, 2005

Place: Espoo, Finland	Place: Espoo, Finland

For and on behalf of
ENDWAVE CORPORATION

Signed by: /s/ Steve Layton	Signed:

Name: Steve Layton	Name:

Title: V.P. + G.M.	Title:

Date: December 30, 2005	Date:

Place: Sunnyvale, CA	Place:
(No further entries to this Addendum B; Appendices immediately follow)
© Nokia Corporation
Proprietary and Confidential
Addendum B to Purchase Agreement
[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL APPENDIX 1

SELLER:	Endwave Corporation
BUYER:	Nokia Corporation/ Nokia Networks
Validity Period:	01.01.2006-31.12.2006
Purchase Agreement number:	ESLNST2676
Currency :	USD
Delivery period:	New prices are valid for deliveries 01.01.2006-31.12.2006
Terms of delivery:	[*]
Terms of payment:	[*] net according to Nokia Bank Link Policy
Purchase estimates are based on the best assumptions of NET and they are provided for planning purposes of Endwave.
Purchase estimates shall not be regarded as binding purchase orders by NET under any circumstances.
NET and/or its subcontractors shall be under no obligation to purchase any specific quantity of the Parts from Endwave.

							2006	2006	2006	2006	2006
	Nokia				Country		Unit Price for	Unit Price for	Unit Price for	Unit Price for	Unit Price for
Plant	code	Name	Frequency	Class	Of Origin	Currency	1st 10K	next 10K	next 10K	next 10K	next 10K	Duty Paid By
Espoo Plant	5603638	Microwave Module	18 Ghz HDR low	Class 2	[*]	USD	[*]	[*]	[*]	[*]	[*]	Buyer
Espoo Plant	5603640	Microwave Module	18 Ghz HDR high	Class 2	[*]	USD	[*]	[*]	[*]	[*]	[*]	Buyer
Espoo Plant	5603582	Microwave Module	23 Ghz Upscreen low	Class 2	[*]	USD	[*]	[*]	[*]	[*]	[*]	Buyer
Espoo Plant	5603592	Microwave Module	23 Ghz Upscreen high	Class 2	[*]	USD	[*]	[*]	[*]	[*]	[*]	Buyer
Espoo Plant	5603662	Microwave Module	23 GHz HDR low	Class 2	[*]	USD	[*]	[*]	[*]	[*]	[*]	Buyer
Espoo Plant	5603664	Microwave Module	23 GHz HDR high	Class 2	[*]	USD	[*]	[*]	[*]	[*]	[*]	Buyer
Espoo Plant	5603646	Microwave Module	26 GHz HDR low	Class 2	[*]	USD	[*]	[*]	[*]	[*]	[*]	Buyer
Espoo Plant	5603642	Microwave Module	26 GHz HDR high	Class 2	[*]	USD	[*]	[*]	[*]	[*]	[*]	Buyer
Espoo Plant	5603652	Microwave Module	38 GHz HDR low	Class 2	[*]	USD	[*]	[*]	[*]	[*]	[*]	Buyer
Espoo Plant	5603650	Microwave Module	38 GHz HDR high	Class 2	[*]	USD	[*]	[*]	[*]	[*]	[*]	Buyer
Espoo Plant	5603416	Microwave Module	18 Ghz RATS high	Class 1	[*]	USD	[*]	[*]	[*]	[*]	[*]	Buyer
Espoo Plant	5603418	Microwave Module	18 Ghz RATS low	Class 1	[*]	USD	[*]	[*]	[*]	[*]	[*]	Buyer
Espoo Plant	5603390	Microwave Module	23 GHz RATS low	Class 1	[*]	USD	[*]	[*]	[*]	[*]	[*]	Buyer
Espoo Plant	5603392	Microwave Module	23 GHz RATS high	Class 1	[*]	USD	[*]	[*]	[*]	[*]	[*]	Buyer
Espoo Plant	5603394	Microwave Module	26 GHz RATS low	Class 1	[*]	USD	[*]	[*]	[*]	[*]	[*]	Buyer
Espoo Plant	5603396	Microwave Module	26 GHz RATS high	Class 1	[*]	USD	[*]	[*]	[*]	[*]	[*]	Buyer
Espoo Plant	5603408	Microwave Module	38 GHz RATS low	Class 1	[*]	USD	[*]	[*]	[*]	[*]	[*]	Buyer
Espoo Plant	5603410	Microwave Module	38 GHz RATS high	Class 1	[*]	USD	[*]	[*]	[*]	[*]	[*]	Buyer
Endwave undertakes to supply during validity period listed Parts in quantitites estimated by NET, subject to NET and/or its subcontractors purchase orders.
This Appendix 1 replaces any prior Appendix 1.
The Parties agree that the prices may be reviewed during 2006.

Signed on behalf of Endwave Corporation:	Signed on behalf of Nokia Corporation / Nokia Networks :

Steve Layton Vice-President & General Manager	Nils Nordman Purchasing Manager
[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as am

	APPENDIX 2 -	1 (2)
	SPECIFICATIONS
Appendix 2 to ESLNST2676
NET/RN/CT
Henrik Balk	29.12.2005
Endwave Purchase Agreement
(no. eslnst2676)
Appendix 2 — Specifications

Document Owner	Nils Nordman
Document Author	Henrik Balk
Document Version	V1.2
[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

2 (2)
Appendix 3 to ESLNST2676
Nokia Networks Delivery Operations Kari Vepsäläinen	29.12.2005
1	purpose of document
This document defines the approved specification versions and waivers for microwave module types under purchase agreement.
2	MWU Specification versions and waivers

Approved specification
	Microwave module	Low or		and waiver document
Component code	type	high	Duplex frequencies	versions

5603390	23 GHz class1	low	[*]
5603392	23 GHz class1	high	[*]
5603394	26 GHz class1	low	[*]
5603396	26 GHz class1	high	[*]	E10014774QE_E0
5603408	38 GHz class1	low	[*]	133-020935_00
5603410	38 GHz class1	high	[*]
5603416	18 GHz class1	high	[*]
5603418	18 GHz class1	low	[*]
5603582	23 GHz class2 (screened)	low	[*]	E10014774QE_E0
5603592	23 GHz class2 (screened)	high	[*]	133-004317_01
5603638	18 GHz class2	low	[*]	E10014774QE_E3
5603640	18 GHz class2	high	[*]	133-022287_00
5603642	26 GHz class2	high	[*]	E10014774QE_E3
5603646	26 GHz class2	low	[*]	133-020721_00
5603650	38 GHz class2	high	[*]	E10014774QE_E3
5603652	38 GHz class2	low	[*]	—
5603662	23 GHz class2	low	[*]	E10014774QE_E3
5603664	23 GHz class2	high	[*]	133-019065_01
[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

1 (10)
Appendix 3 to ESLNST2676
Nokia Networks Delivery Operations
Kari Vepsäläinen	29.12.2005
Nokia Networks – Quality Requirements
Appendix for Microwave Products

Document Owner	Nils Nordman
Document Author	Kari Vepsäläinen
Document Version	1.0 (Final)
[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

2 (10)
Appendix 3 to ESLNST2676
Nokia Networks Delivery Operations
Kari Vepsäläinen	29.12.2005
1.	PURPOSE OF DOCUMENT
This document encapsulates Nokia Networks’ (later “Nokia”) quality requirements in detail for products, product design, manufacturing and delivery of products, and services delivered to Nokia. Such products are referred to hereinafter as “Products”.
Supplier’s conformance to the quality requirements listed herein and to Nokia Supplier Requirements (see also Chapter 5 – Nokia Supplier Assessments) shall be verified by means of Supplier surveys, requested self-assessments, and assessments done by Nokia or a designated third party.
The term “Supplier” is used in this document as a general term meaning all external organizations selling products and/or services to Nokia. When referring to the Supplier’s own suppliers, the word is not capitalized. When there is a need to separate supplier that has responsibility of some part of a process the word subcontractor is used.
2.	REQUIREMENTS FOR QUALITY AND ENVIRONMENTAL SYSTEMS, AND ETHICAL STANDARDS
Supplier agrees to operate under a documented quality and environmental management systems (‘Quality System” and “EMS”, respectively) covering all Products and services supplied by Supplier and products or services supplied by Supplier’s subcontractor(s). The Quality System shall meet, at the minimum, the applicable requirements of ISO9001: 2000 or other equivalent internationally recognized standard. The EMS shall be certified according to ISO 14001 or complaint to stated requirements. These afore-mentioned certifications have to cover all sites manufacturing or delivering products to Nokia, including but not limited to Supplier’s subcontractor’s sites. For ethical requirements, Supplier shall be committed to ethical conduct, full compliance to applicable national and international laws and respect for human rights in the spirit of internationally recognized ethical standards, e.g., SA8000.
Supplier shall adopt quality assurance measures necessary for ensuring that all Products and deliveries will achieve the agreed standards, specifications and quality requirements.
Supplier shall adopt a systematic method for analyzing results of quality assurance measures, including but not limited to defects, and use the results of these analyses to drive systematic continuous quality improvements to Products, processes and systems.
[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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Appendix 3 to ESLNST2676
Nokia Networks Delivery Operations
Kari Vepsäläinen	29.12.2005
2.1	Quality Inspection
Supplier shall deliver Products in accordance with product specifications (set forth in Appendix 2 of Addendum B), and quality requirements and standards set forth in Chapter 7 of this Appendix. Nokia is entitled to perform incoming quality inspection on the Products before they are received to consigned inventory and to return Products that do not meet the product specifications or quality requirements to Supplier as provided in the Purchase Agreement.
Nokia is entitled to perform quality inspection on the Products as they are taken from the consignment stock for Nokia production and to return the Products to Supplier if they are found not to meet the product specifications or quality requirements.
If any Products that do not meet product specifications or quality requirements are found in Nokia production, Nokia is entitled to exchange any such Product for a compliant Product from the consignment stock at any time upon notice to Supplier.
3.	QUALITY PLANNING ACTIVITIES
At the beginning of new Product/Manufacturing Process development including services, as may be applicable, or prior to any major design change, major manufacturing change or corresponding development activity for the Products in volume production, Supplier shall produce a Project Plan that fulfills Nokia Networks Advanced Product Quality Plan (‘APQP’) requirements. This plan will be presented to Nokia and mutally agreed to changes will be made as needed.
Supplier shall ensure that all resources responsible for activities in the plan are available and schedule indicated in the plan complies with Nokia’s targets. Supplier is responsible for reviewing the plan on regular basis and updating as necessary. Any proposed changes in the project plan shall be presented to Nokia and mutally agreed to. As well, any deviations or non-conformance to the plan shall be notified to Nokia
Supplier shall ensure that all specifications and related standards are fully understood by both parties prior to all development activities, and that all relevant project planning documentation and APQP milestone documentation as agreed to be available to Nokia. Supplier shall notify Nokia in writing if in doubt or discrepancy.
[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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Appendix 3 to ESLNST2676
Nokia Networks Delivery Operations
Kari Vepsäläinen	29.12.2005
4.	CONTINUOUS QUALITY AND ENVIRONMENTAL PERFORMANCE IMPROVEMENT

4.1	Quality Improvement
The Supplier shall continuously ensure that any service, product, design, manufacturing, and delivery thereof shall be free of any defects and discrepancies.
Supplier shall generate plans and corrective actions for achieving quality improvement targets and to ensure that resources for these activities are contiously available. The plans and corrective action reports shall be available for review upon Nokia’s request.
Supplier shall continuously monitor the improvement targets to verify the effectiveness of the improvement plans. Upon Nokia’s request, supplier shall demonstrate the verification of results.
4.1.1	Design Changes, Process Changes, and Change Management
Any changes made by Supplier in the design, materials or manufacturing process of the Products, which affect the interchangeability, fit, form or function of the Products, are subject to Nokia’s written approval prior to the implementation of any such change.
For any significant changes made by Supplier in the design, materials or manufacturing process of the Products, which could effect the quality, reliability, performance, or availability of the Products the Suplier shall give notice to Nokia prior to implementiation of any such change.
Prior to implementing such a change, Supplier will submit an Engineering Change Note to Nokia for approval, which will not be unreasonably withheld or delayed. Prior to granting such approval, Nokia may require Supplier to submit samples of the Product with the proposed change for Nokia qualification. It is not expected Supplier provide samples free of charge. Cost of any qualification units will be agreed to on a case-by-case basis.
4.1.2	Control Plan
All key process steps, process control parameters, key product characteristics and quality targets shall be documented in product and product line specific Control Plans (including Control Plans of subcontractors), which shall always be available to Nokia upon request. Any subcontractor shall update these Control Plans to continuously reflect the current manufacturing situation. The Control Plans shall form one basis for generating and targeting specific continuous quality improvements. In the event a subcontractor declares the information of a control
[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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Appendix 3 to ESLNST2676
Nokia Networks Delivery Operations
Kari Vepsäläinen	29.12.2005
plan to be a trade secret not for disclosure, SELLER and BUYER shall mutually on agree a limited amount of information to be shared between the three parties. Notwithstanding this the Product manufacturing subcontractor control plan shall be available to Nokia upon request.
4,1,3	Off-line Audit and Reliability Testing in Volume Production
Supplier shall plan and perform continuously off-line audit testing in volume production over the full temperature range specified for the Product, and moreover, plan and perform periodic off-line reliability testing to the full Product specification to ensure Product conformance during its entire life cycle. Sampling rates for off-line testing shall be mutually agreed between Nokia and Supplier. Test results, and possible failure analysis and corresponding corrective actions from these tests, shall be reported to Nokia as set forth in Chapter 6 of this Appendix.
4.2	Environmental Performance Improvement
Supplier shall identify significant environmental impacts associated with Supplier’s products and operations, and implement continuous improvement programs to address any concerns. These improvement programs shall cover at minimum more efficient design for environment requirements, cost effective and sound recycling and/or disposal of product waste and improvement of treatment and control of waste emissions affecting air, water and soil, and any other part of the environment. Supplier shall further implement programs for eliminating the use of certain hazardous substances in Supplier’s Products in accordance with EU RoHS Directive (2002/95/EC), and any other similar legislation globally applicable. Further, Supplier shall implement program(s) for prepairing for Supplier and Products to meet the requirements of EU WEEE Directive (2002/96/EC) and any national legislation based on such directive, and any other similar legislation globally applicable. Supplier shall be compliant with WEEE Directive from August 13th, 2005 onwards. Supplier shall provide evidence to Nokia upon having fulfilled any of these requirements upon request or in conjunction with Nokia Supplier Requirements’ audit. Further, Supplier shall deliver to Nokia upon Nokia’s request its roadmaps to comply with EU RoHS Directive requirements.
Supplier shall evaluate Supplier’s own subcontractors and set necessary environmental improvement targets. If a subcontractor or sub-supplier is used by Supplier for waste disposal, Supplier shall make sure that suchwaste treatment service provider is authorized and licensed through on-site inspection by Supplier or has a third-party certification acceptable to Nokia.
5.	Nokia supplier Assessments
[*]
[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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Appendix 3 to ESLNST2676
Nokia Networks Delivery Operations
Kari Vepsäläinen	29.12.2005
For a Supplier to pass any assessment, as mentioned in the preceding chapter, the requirements given in each applicable assessment element shall be fulfilled, in which case the result is “accepted”; otherwise the result is “not accepted”.
In case of “not accepted” result, the Supplier has to provide Nokia, within thirty (30) calendar days, with a Corrective Action Plan (“CAP”) and, upon having implemented the corrective actions, to submit a Corrective Action Report (“CAR”). Sometimes a CAR may be sufficient proof of the implementation of the actions; otherwise, a partial on-site assessment for corrective action verification may be performed by Nokia.
After an acceptable assessment result, the Supplier shall without any undue delay inform Nokia about significant changes in any requirement section area. Any “accepted” result or any other acceptance from Nokia’s part does not release the Supplier from any liability under this Quality Requirements Appendix, under any agreement between the Supplier and Nokia, nor otherwise.
6.	QUALITY REPORTING
The Supplier shall submit reports of quality indicators such as production yields and product return rates including Paretos of found problems. [*] The detailed contents and followed parameters for quality reporting may vary from product to product, but Nokia expects the Supplier to use one mutually agreed format with respect to all products and manufacturing sites. Supplier shall submit these quality reports to Nokia on an agreed to frequency.
Nokia wants to ensure that quality is measured in a consistent manner, and that both Supplier and Nokia interpret the definitions the same way. Therefore, the purpose is to establish clear definitions for measurements for manufacturing process and returns analysis related Quality Indicators leaving no room for interpretation and possible misunderstandings between Nokia and Supplier.
Supplier shall submit the following reports (see Table A below) and data to Nokia on a continuous basis or upon request:
Table A: Quality Reports and Reporting Frequency

Report Name	Frequency

Delivery Performance Report	Weekly or monthly
Monthly Quality Report including	Monthly within first five (5) business
• [*]	days of each month
• [*]
[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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Appendix 3 to ESLNST2676
Nokia Networks Delivery Operations
Kari Vepsäläinen	29.12.2005

Report Name	Frequency

• [*]
• [*]
• [*]
[*]	Upon request
[*]	Upon request
[*]	Upon request
7.	SPECIFIC QUALITY REQUIREMENTS
This section contains information on specific quality requirements. The quality standards that apply to Products designed, manufactured and delivered, and services delivered to Nokia are described either in Nokia Documents or generally available industry standards. For the avoidance of doubt, Nokia is not obliged to distribute IPC, IEC, MIL, EIA, ISO or SA standards’ documents, as they are protected by copyright of the named organizations, and Supplier shall obtain its own licenses to have access to these documents.
7.1	Workmanship, Manufacturing and Test Method Standards
The Supplier shall meet the following workmanship, manufacturing and test method standards shown in Table B and Table C below:
Table B: Workmanship and Manufacturing Standards

Document Code	Specification

IPC-A-610D	Class 2 Acceptability of Electronic Assemblies
IPC-A-600F	Class 2 Acceptability of Printed Boards
IPC 7711A	Rework of Electronic Assemblies
IPC 7721A	Repair and Modification of Printed Boards and Electronic Assemblies
Table C: Test Method Standards for Microcircuits

Document Code	Specification

FCS 5962	MIL-STD-883E Test Method Standard – Microcircuits
MIL-STD-883E-2XXX Mechanical Tests
2009.9 External Visual
[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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Appendix 3 to ESLNST2676
Nokia Networks Delivery Operations
Kari Vepsäläinen	29.12.2005

Document Code	Specification

2010.10 Internal Visual
2011.7 Bond Strength
2017.7 Internal Visual (Hybrid)
2019.5 Die Shear Strength
2025.4 Adhesion of Lead Finish
2029 Ceramic Chip Carrier Bond Strength
2032.1 Visual Inspection of Passive Elements
7.2	Other Nokia Networks’ Requirements and Instructions, and Reference Documents
Supplier shall meet the following Nokia Networks’ requirements and instructions shown in Table D. The reference documents are listed in Table E. Reference documents are not requirements but guidelines to aid in the design of and manufacturing of Products for Nokia Networks.
[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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Appendix 3 to ESLNST2676
Nokia Networks Delivery Operations
Kari Vepsäläinen	29.12.2005
Table D: Other Nokia Networks’ Requirements and Instructions

Document Code	Revision	Specification

[*]	[*]	Marking and Labeling of NET’s Products
[*]	[*]	Protection of Electrostatic Sensitive Devices
[*]	[*]	NET Traceability Principles
[*]	[*]	Environmental Requirements for Networks (NET) Products
[*]	[*]	Nokia Supplier Requirements
[*]	[*]	Nokia Requirements for Material Package Labeling
[*]		NET Generic Product Package Requirements
[*]	[*]	MW-module Project APQP Requirements
[*]	[*]	Nokia Networks Supplier Delivery Capability Requirements
[*]		Solderability Testing
[*]		Package Requirements for ESD Sensitive Components
[*]		General Requirements for Passive Components
[*]		General Requirements for Integrated Circuits
[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

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Appendix 3 to ESLNST2676
Nokia Networks Delivery Operations
Kari Vepsäläinen	29.12.2005
Table E: Nokia Networks’ Reference Documents

Document Code	Revision	Specification

	[*]	NET’s Lead Free Process Requirements for Materials
[*]		General Requirements for Printed Wiring Boards
[*]		MIL-STD-883E-5XXX Test Procedures
7.3	Waivers to Quality Requirements
Irrespective of any requirements indicated in the referenced documents of Section 7, Seller shall be allowed to use Rodgers 4003 ™ board material in their current Products under this Agreement. The use of Rogers 4003 ™ in new products shall be mutually agreed.
8.	DISCLAIMER
Neither the presence of Nokia’s representatives nor any express or implied acceptance of e.g. work, materials, components, equipment, method of manufacture or service nor the fact that Nokia or its representatives has not brought any defect or deficiency to the attention of Supplier or his representatives shall relieve Supplier from its obligations under this Appendix to perform according to and to meet all requirements set out in the Agreement or prejudice any warranty to Nokia under the Agreement.
[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL
Purchase Agreement No. ESLNST2676	Version 1.0.0
Appendix 4 to Purchase Agreement
LOGISTICS APPENDIX
for Supplier Managed Inventory
MADE AND ENTERED INTO BY AND BETWEEN
NOKIA CORPORATION
Nokia Networks
AND
ENDWAVE CORPORATION
Version 1.0.0
[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL
Purchase Agreement No.ESLNST2676	2(11)
Logistics Appendix 4
CONTENTS

1. DEFINITIONS	3

2. SCOPE AND OBJECTIVE	3

3. FORECASTING	4

6. DISCONTINUANCE NOTICE	6

7. PACKING LIST REQUIREMENTS	6

8. TRANSPORTATION	7

9. RETURN AND REJECTED MATERIALS	7

10. SELFBILLING PROCESS	9

11. FINAL PROVISIONS	9

SCHEDULE 1	LIST OF PRODUCTS, METHODS FOR FORECASTING, SMI LOCATION, INVENTORY LEVELS AND NOKIA’S PREMITTED FLEXIBILITY LEVELS
SCHEDULE 2	SELLER’S BANK ACCOUNT DETAILS, SELF-BILLING REPORT ISSUANCE DATE AND PERIOD AND METHOD OF SENDING SELF-BILLING REPORT; CONTACT PERSON
Version 1.0.0
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CONFIDENTIAL
Purchase Agreement No.ESLNST2676	3(11)
Logistics Appendix 4
This LOGISTICS APPENDIX is made and entered into by and between
NOKIA CORPORATION, represented through its Nokia Networks business group, a public limited liability company incorporated in Finland, having its registered address at Keilalahdentie 4, FIN-02150 Espoo, Finland, business identity code 0112038-9 (hereinafter referred to as the “BUYER”),
AND
ENDWAVE CORPORATION, a company incorporated in Delaware, USA with its principal office at 776 Palomar Avenue, Sunnyvale, CA 94085, USA. (Hereinafter referred to as the “SELLER” or “SUPPLIER”).
The BUYER and the SELLER are hereinafter jointly referred to as the “Parties.”
1. DEFINITIONS
In addition to what has been agreed in the Purchase Agreement (as defined in clause 2 below), including any amendments thereto, the following definitions shall apply:
“Consumption”
Means the moment when a Product is taken from Supplier Managed Inventory for BUYER’s use
2. SCOPE AND OBJECTIVE
This Logistics Appendix is hereby incorporated into the Purchase Agreement entered into by and between the SELLER and Nokia Networks on ESLNST2676 (hereinafter referred to as “Purchase Agreement”).
The object of this Logistics Appendix is to identify the procedures for forecasting, ordering, shipping and invoicing the Products listed in Schedule 1 to this Logistics Appendix (“Schedule 1”) between BUYER and SELLER in order to specify the procedures unique to that particular site which are not otherwise covered by the Purchase Agreement
In case of any discrepancies between the Purchase Agreement and this Logistics Appendix, the text of the Purchase Agreement or any amendment thereto, or replacing agreement, shall always prevail over this Logistics Appendix unless explicitly agreed in the Purchase Agreement that the Parties may agree otherwise in Logistics Appendix.
This Logistics Appendix shall not create any obligation for BUYER to purchase or take for Consumption any particular quantity of Products from SELLER.
Version 1.0.0
[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL
Purchase Agreement No.ESLNST2676	4(11)
Logistics Appendix 4
3. FORECASTING
BUYER provides SELLER with a forecast of its or its customer’s anticipated purchasing needs, as agreed in Schedule 1 in order to permit the SELLER to plan for an adequate manufacturing capacity. Any forecast, estimate, demand supply plan, demand visibility report or any other similar information for future demand of the Products provided by BUYER to SELLER shall not be regarded as binding upon BUYER under any circumstances and BUYER shall be under no obligation to purchase or take for Consumption any quantity of the Products from SELLER.
The information given by Nokia regarding forecasting (e.g. existence, content, time period and method of the forecast) for each Product governed by this Logistics Appendix, and BUYER’s permitted flexibility levels are contained in Schedule 1.
4. INBOUND LOGISTICS MODES OF OPERATION
4.1 Standard purchase order
In addition to obtaining Products pursuant to the model described in Clause 4.2 of this Logistics Appendix, BUYER shall have the option to order Products from the SELLER under the Common Purchase Order method, in such instances, BUYER shall submit a single purchase order to SELLER for the purchase of Products. A single purchase order shall specify Product numbers, order quantities, delivery dates, delivery address and specific order number for the Products to be ordered hereunder. SELLER shall deliver the ordered Products on the date specified on the purchase order and in accordance with the terms and conditions specified in the Purchase Agreement.
4.2 Supplier Managed Inventory (SMI)
4.2.1 Definition
SELLER has established Supplier Managed Inventory in Espoo Plant as specified in Schedule 1, which inventory SELLER is authorised and commits to control and replenish. The ordering and other communication between the BUYER and SELLER is managed by utilizing Web-solution or by other mutually agreed way.
Consigned Products are held on the BUYER’s premises but owned by the SELLER.
The title of all consigned Products shall transfer to the BUYER when the Product is removed from consignment inventory. All consigned Products held in the consignment stock at the BUYER’s premises longer than [*] from date of shipment from the SELLER will be purchased immediately by the BUYER. The SELLER will invoice the BUYER and the BUYER shall pay for all units held by the BUYER longer than [*] from date of shipment from the SELLER. BUYER shall not have any obligation to buy any consigned material in excess of the maximum stock level as defined in Schedule 1.
SELLER reserves the right to enter the BUYER’s consigned facilities with a 48-hour prior notice to BUYER and during normal business hours.
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CONFIDENTIAL
Purchase Agreement No.ESLNST2676	5(11)
Logistics Appendix 4
The SELLER, at the BUYER’s consignment facilities, may perform quarterly inventory counts. At year-end, the BUYER shall supply the SELLER with a written confirmation of inventory balances. For quarterly confirmation purposes, inventory on hand at the BUYER’s consignment facilities as of 5:00 p.m. at BUYER’S time will be considered SELLER inventory.
4.2.2 Description of the mode of operation
The SELLER is responsible for evaluating the BUYER’s inventory parameters and current inventory on hand and making decisions whether SELLER needs to replenish the consigned inventory held on the BUYER’s premises or not. It is the responsibility of the SELLER to maintain inventory levels within the parameters. Inventory information is sent regularly by BUYER and contains Min/Max inventory parameters, inventory on Hand in the consignment and last receipts information. BUYER will endeavour to send Inventory Report on mutually agreed basis. For accounting and bookkeeping purposes the BUYER will raise a frame order/scheduling agreement for all Products held in the consignment.
The SELLER is responsible for creating serial numbers according to the parameters that have been previously mutually agreed to.
The BUYER will physically hold the consigned Products on its premises. BUYER shall take care of the day-to-day materials handling. The BUYER is responsible for insuring the consigned Products on behalf of SELLER.
4.2.3 Shipment of Products
At time of shipment, SELLER shall provide notice to BUYER of Product shipments. SELLER’s shipment notice to BUYER shall include at least the following information: date of shipping notice, SELLER’s name, quantity of pallets or transportation packages, type of transportation packages, number of bill of lading, forwarding agent, weight and dimensions of shipping, Scheduling Agreement/Frame Order number, quantity of Products, Product number(s), marking “Consignment Stock”.
The terms of delivery for the Products shall be [*]
5. FLEXIBILITY AND TERMS OF REPLENISHMENT
SELLER is committed to maintain its ability to replenish the Products according to the Flexibility Schedule agreed between BUYER and SELLER and specified in Schedule 1. The flexibility requirements define the quantity of Products above the given basic level the SELLER shall be ready to replenish.
Schedule 1 specifies the basic level flexibility requirement and the flexibility requirements for each Product governed by this Logistics Appendix.
The Products shall be taken from the SMI (Consumption) by using the first-in-first-out principle.
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[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL
Purchase Agreement No.ESLNST2676	6(11)
Logistics Appendix 4
If SELLER cannot replenish the Products in accordance with the agreed replenishment times (Schedule 1) then SELLER shall as soon as SELLER becomes aware of the delay inform BUYER about:
(a) Identification of which kind and what quantities of the Products will be delayed;
(b) The anticipated duration of delay for each kind and quantity;
(c) The cause(s) of the delay;
(d) The actions that SELLER is taking and will take to remedy or shorten the delay; and
(e) A proposal, subject to mutual agreement, of a new replenishment date for each kind and quantity of the delayed Products.
In order to avoid any further replenishment delay, SELLER shall use best efforts (such as, but not limited to, expedited freight), at the cost of SELLER, to minimize the possible delay. If the consignment stock is reduced below the minimum level, due to a non-forecasted event, the replenishment time to get back to the minimum level will be mutually agreed to.
6. DISCONTINUANCE NOTICE
When BUYER determines that a Product will no longer be used by BUYER, or stored in SMI, then BUYER shall inform SELLER thereof by sending a discontinuance notice (hereinafter “Discontinuance Notice”). Notice of discontinuance shall provide no less than [*] weeks notice of Product removal from SMI. SELLER shall not be allowed to send such Product to SMI after the date in the notice, and the Product shall no longer after date in such Discontinuance Notice be covered by this Logistics Appendix. At the termination of a Product in SMI the Buyer shall purchase all material in consignment not above the maximum consignment levels within [*] months. Nokia shall not be liable for any obsolete Product SELLER may have after the discontinuance of SMI.
7. PACKING LIST REQUIREMENTS
All packing lists must include and all packaging must be bar-coded as defined in 6-72559 Nokia Requirements for Material Package Labeling , which specifications the SELLER has received from BUYER.
The packing list must include the following information:
1.	SELLER’s name and mailing address

2.	BUYER’s name and address:
delivery address.
mailing and invoicing address.
precise location (for example production line, door number or warehouse)
3.	BUYER Scheduling Agreement Number (in written and barcode form).

4.	Identification information for the goods:
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CONFIDENTIAL
Purchase Agreement No.ESLNST2676	7(11)
Logistics Appendix 4
BUYER code (in written and barcode form)
Manufacturer type
5.	Item quantity (in written and barcode form)

6.	Quantity of packages

7.	Terms of delivery (INCOTERMS 2000)

8.	Date of dispatch

9.	Production date or other traceable code (in written and barcode form)

10.	Packing list number (in written and barcode form)

11.	Customs tariff code (node & item level)

12.	Country of origin (Two letter country code)

13.	Marking “Consignment Stock material”
Only Products sharing the same Product code may be packed together in a single package; however, the delivery package (Master carton) may contain several separately packed single-Product code packages, provided that the delivery package also conforms to the requirements set forth in this Logistics Appendix. Further, only Products to be delivered to the same destination may be included in the same packing list and in the same package. The transportation package shall also be marked with visible sign “Consignment Stock material”.
8. TRANSPORTATION
BUYER’s forwarding agents / transportation companies are listed below.

	Forwarder / Transportation	Contact Details (Name,
Address	Company	Telephone, Fax)

Nokia Corporation	Emery Worldwide & CF Company	+1 888 724 3575 (USA)
Nokia Networks
Karaportti 8, FIN-02610
Espoo, Finland
SELLER’s forwarding agents / transportation companies are listed below.
Version 1.0.0
[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL
Purchase Agreement No.ESLNST2676	8(11)
Logistics Appendix 4

	Forwarder / Transportation	Contact Details (Name,
Factory Address	Company	Telephone, Fax)

Fed Ex
9. RETURN AND REJECTED MATERIALS
Defective Products (new built) can be found at the BUYER’s premises during incoming inspection, assembly and/or final testing. If the Products are returned to the SELLER they are referred to as Factory Returns. If the Products are found to be defective in the field (at final customer/user) they are returned to the BUYER or BUYER’s authorised services. If BUYER or BUYER’s authorised service returns those Products to the SELLER they are referred to as Field Returns. These two cases are to be handled separately.
SELLER and BUYER agree mutually on returning of defective Products found prior to Consumption.
Subject to terms and conditions of Purchase Agreement, where the BUYER discovers any Product being defective or non-conforming after Consumption, then BUYER shall return such Product to SELLER as defined here below:
9.1. Factory returns
In case of any factory return the BUYER reserves the right to instantly compensate any such return with a new Product from the consignment stock to prevent production losses.
9.1.1 Return of defective parts (Factory Returns)
The BUYER shall return the Product upon having proven it to fail to conform to the Specifications or the Quality Requirements. The Products return process is done separate from the consignment stock. In case of subsequent customer shipment of this Product the Product may have a new serial number issued by SELLER.
In an effort to minimize the cost of shipping, all shipments from BUYER will be no less than 10 units in size, unless otherwise agreed
The BUYER shall request a Return Material Authorization (RMA) number from SELLER and receive the RMA number prior to returning any Products. The RMA number shall be issued within two (2) days of request from BUYER.
The BUYER shall issue a RETURN NOTE and send a copy to the SELLER.
     The RETURN NOTE shall include the following information:
Version 1.0.0
[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL
Purchase Agreement No.ESLNST2676	9(11)
Logistics Appendix 4
•	SELLER’s Returned Goods (RG) reference number (if obtained without delay)

•	SELLER’s RMA number

•	BUYER’s contact information

•	SELLER contact information

•	BUYER’s Non-Conforming Materials (NCM) reference number (if applicable)

•	Purchase order number or Agreement number under which the Products were bought (if applicable)

•	Description of the returned material (BUYER’ s part number & description)

•	Quantity of Products returned

•	Quality Complaint Description of the defect

•	Serial numbers of returned Products

•	Total value of returned material to be compensated by the SELLER

•	Packing information (quantities, weights, dimensions)

•	Return order number for the credit note
The expense of the Products return shall be billed directly to SELLER via its specified carrier.
Following inspection by SELLER, should the Products be deemed to be No Fault Found or indisputably deemed to be damaged by BUYER, SELLER reserves the right to invoice BUYER for the shipping costs involved. Additionally, Seller reserves the right to negotiate compensation in cases where significant investigation costs are incurred by SELLER.
9.1.2 Compensation for defective parts (Factory Returns)
The compensation for defective Products returned by BUYER shall be by Credit Note issued by SELLER. The Credit Note shall be issued within [*] business days of the returned Products being received by SELLER and shall correspond to BUYER’s Return Note, referencing the Non-Conforming Material (NCM) number contained therein.
As the SELLER issues the Credit Note the title of Products is passed to the SELLER. All repaired Products shall be returned to the consignment stock according to the Quality Appendix and flexibility requirement as specified in this Logistics Appendix Schedule 1.
9.3 Field returns
As set forth in Appendix 6 — Support
10. SELFBILLING PROCESS
BUYER shall issue to SELLER a summary report of Consumption (hereinafter referred to as “Self-billing Report” or “Self-billing Invoice”) for invoicing purposes using method agreed in Schedule 2. The date of issuance (“Self-billing Date”) and period of each Self-billing Report is also specified in Schedule 2. SELLER shall immediately upon receiving the Self-billing Report check the contents and inform BUYER in writing of any discrepancy between Self-billing Report and SELLER’s own bookkeeping
Version 1.0.0
[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL
Purchase Agreement No.ESLNST2676	10(11)
Logistics Appendix 4
The list of SELLER’s bank accounts, to which the payment of purchase price may be made are attached hereto as Schedule 2.
BUYER shall make the payment of purchase price based on such Self-billing Report within the time period agreed upon in the Purchase Agreement calculated from the date of such Self-billing Report. Therefore, no invoice shall be send by SELLER for purchase of Products under this Logistics Appendix. However, SELLER shall send a pro-forma invoice for customs clearance when so required.
11. FINAL PROVISIONS
11.1. Any modifications or amendments to the text of this Logistics Appendix must be made in writing and signed by authorised representatives of both Parties. However, the Parties acknowledge that the Schedules are intended to be revised from time to time and to the extent that such revisions do not conflict with the terms of the Purchase Agreement or this Logistics Appendix, updated versions of Schedules may be issued upon written agreement between the Parties and without requiring a formal amendment either to this Logistics Appendix or to the Purchase Agreement.
11.2 All times specified in this Logistics Appendix are based on BUYER’s time zone.
11.3 This Logistics Appendix, upon signature of both Parties, cancels and supersedes all prior forecasts, estimates or commitment schedules issued with regard to the Products covered by this Logistics Appendix.
11.4 This Logistics Appendix may be terminated by either Party with immediate effect upon written notice and without any liability towards the other Party, if the other Party essentially or continuously fails to fulfil its obligations under this Logistics Appendix. This Logistics Appendix may also be terminated together with the Purchase Agreement according to the terms and conditions of the Purchase Agreement. Where the termination is made due to reason not solely attributable to BUYER, then BUYER shall not be under any obligation to purchase any of such Products or to pay any other remedy. In case the termination is made due to reason solely attributable to BUYER then BUYER’s maximum liability shall be limited to the amount equal to the average of [*]
11.5 BUYER may also terminate this Logistics Appendix by twelve (12) weeks prior written notice to SELLER without any liability towards the other Party.

BUYER:		SELLER:

NOKIA CORPORATION		ENDWAVE CORPORATION
Nokia Networks

By:	/s/ Nils Nordman	By:	/s/ Steven Layton

Version 1.0.0
[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL
Purchase Agreement No.ESLNST2676	11(11)
Logistics Appendix 4

Name:	Nils Nordman	Name:	Steven Layton

Title:	Purchasing Manager	Title:	V.P. + G.M.

Date:	December 29, 2005 Espoo, Finland	Date:	December 30, 2005

By:	/s/ Hemi Vander Stichele	By:

Name:	Hemi Vander Stichele	Name:

Title:	Director Networks Global Sourcing	Title:

Date:	December 29, 2005	Date:

Espoo, Finland
Version 1.0.0
[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CONFIDENTIAL
SCHEDULE 1
     12/30/2005
Purchase Agreement number: ESLNST2676
LIST OF PARTS, METHODS FOR FORECASTING, ORDERING AND DELIVERING, FLEXIBILITY REQUIREMENTS FOR CONSIGNMENT STOCK
ENDWAVE

			Commit-																Replenishment
Part			ment			Time			Ordering			Delivering		Flexibility	Freque	Packing	Consignment	Consignment	time (of minimum
Nokia code	Description	Frequency	existence	Forecastig	Content	frame	Frequency	Tool	Notification	Tool	Frequency	Method	Notification	requirements	ncy	size	min. qty	max. qty	stock)

[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

			Commit-																Replenishment
Part			ment			Time			Ordering			Delivering		Flexibility	Freque	Packing	Consignment	Consignment	time (of minimum
Nokia code	Description	Frequency	existence	Forecastig	Content	frame	Frequency	Tool	Notification	Tool	Frequency	Method	Notification	requirements	ncy	size	min. qty	max. qty	stock)

[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Schedule 2 in Support of
Appendix 4 – Logistics Appendix
Nokia Production Agreement — ESLNST2676
UNCONTROLLED COPY

Except as may be otherwise provided by contract, this document or specification is the proprietary and confidential property of EndWave Corporation. It is issued in strict confidence and shall not be reproduced or copied or used (partially or wholly) in any manner without prior, express written authorization of EndWave Corporation.

	Steve Layton, GM, Commercial Telecommunications	DATE: 12/28/05

	Steve Choate, Senior Business Manager	DATE: 12/28/05

APPROVALS
REVISION HISTORY

REVISION	ECN	APPROVAL	DATE
01

REVISION: 06	Part Number: NA
Page: 1 of 15
[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

1.0	PURPOSE

The purpose of this document is to better define and document the agreements to self billing timing and provide bank information for the transfer of funds from Nokia to Endwave.

2.0	SELF-BILLING INVOICE

BUYER shall issue to SELLER a “Self-billing Invoice” via Nokia’s NGSW website. The period for billing shall be weekly ending on Friday at 11:59 PM. The invoice will posted to the website approximately 1 hour after closure of any period.

3.0	ENDWAVE BANK INFORMATION

The following table provides the required bank information for transfer of credits to Endwave corporation:

Bank Name	Silicon Valley Bank
Account Number	[*]
Swift Code	[*]
Routing Number	[*]

REVISION: 06	Part Number: NA
Page: 2 of 15
[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

		1 (5)
Purchase Agreement No. ESLNST2676	29.12.2005
Appendix 5	ID 6- 86691
Networks	v. 5.1
Environmental Appendix
to HW/ Microwave Products Purchase Agreement (“PA”) hereinafter (“Agreement”)

1. PURPOSE AND SCOPE	2
2. GENERAL	2
3. PRODUCT REQUIREMENTS	2
3.1 Substances Requirements	2
3.1.1 Lead Free Process and Solder Requirements	3
4. LABELLING AND MARKING REQUIREMENTS	3
4.1 Requirement of Symbol Indicating Need for Separate Collection	3
5. REQUIREMENT FOR PROVIDING INFORMATION	4
5.1 Material Content Information	4
5.2 Material Declaration for Re-use and Recycling	4
6. EXHIBITS	5
Proprietary and Confidential
[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

		2 (5)
Purchase Agreement No. ESLNST2676	29.12.2005
Appendix 5	ID 6- 86691
Networks	v. 5.1
1.	Purpose and Scope

This document describes Nokia Corporation Networks business group’s (“NET”) environmental requirements. These environmental requirements are applicable to any and all hardware products (including but not limited to components, parts and modules) (the “Product(s)”) and hardware Product designs delivered to NET by the seller/supplier (“Supplier”). In case of discrepancy between this document and other prior written requirement of NET, the text of this document shall prevail, unless such other document includes requirements not less restrictive than this document. Further, in case of discrepancy between this document and the Product specification, the text of this document shall prevail unless otherwise separately and expressly agreed between the parties in writing.

2	General

NET aims to minimise the environmental impacts its product portfolio by systematically considering environmental issues in product design. The mandatory environmental requirements described in this document are based on Nokia and NET environmental principles and codes of practices (e.g. environmentally relevant substances) and partly legislative requirements (such as but not limited to Directive 2002/95/EC of the European Parliament and of the Council of 27 January 2003 on the restriction of the use of certain hazardous substances in electrical and electronic equipment (“RoHS Directive”) and Directive 2002/96/EC of the European Parliament and of the Council of 27 January 2003 on waste electrical and electronic equipment (“WEEE Directive”)).

3	Product Requirements

All the Products supplied to NET by Supplier shall be compliant with the document Environmental Requirements for Nokia Networks (NET) Products as attached hereto as Exhibit A. Any later version updated by NET and delivered to the Supplier shall be reviewed. For actions required for compliance to any legal and/or regulatory requirements, including without limitation, the RoHS or WEEE directives, Supplier shall provide an impact report, if impacts are realized, and a timeline to compliance. For non-legal/regulatory changes, Supplier and NET will review the changes and mutually agree on what actions will be made, if required to meet the new version. In addition, Supplier shall ensure the parallel volume availability of the Products delivered to NET and manufactured according to specifications in force prior to date of entering into this Appendix (i.e. Products which may not be RoHS compliant) until 1 April 2006 unless otherwise agreed in writing.

3.1	Substances Requirements
Proprietary and Confidential
[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

		3 (5)
Purchase Agreement No. ESLNST2676	29.12.2005
Appendix 5	ID 6- 86691
Networks	v. 5.1
All the Products supplied to NET by Supplier shall be compliant with the Nokia Substance List as included in Exhibit A. Any later version updated by NET and delivered to the Supplier shall be reviewed. For actions required for compliance to any legal and/or regulatory requirements, including without limitation, the RoHS or WEEE directives, Supplier shall provide an impact report, if impacts are realized, and a timeline to compliance. For non-legal/regulatory changes, Supplier and NET will review the changes and mutually agree on what actions will be made, if required to meet the new version.

Supplier shall, upon NET’s request, provide evidence of compliance with the Nokia Substance List and requirements of this Appendix.

Subject to Nokia’s prior written acceptance, Supplier may take advantage of any exemption allowed by the RoHS Directive that applies to Products but warrants that it will use only those exemptions that are applicable to the Products and only to the extent permitted by RoHS Directive. However, Supplier shall not use the RoHS Directive exemptions for lead in solder unless and to the extent mutually agreed between the parties. Supplier shall promptly inform NET in writing which RoHS Directive exemptions they are using in Products, and the date(s) of ceasing of the use of such exemptions.

Any and all change(s) in materials or substances of a the Product, even though such change is required by NET in Nokia Substance List or elsewhere, is always subject to change management process and a written notice to NET in accordance with the terms and conditions of the valid purchase agreement.

3.1.1	Lead Free Process and Solder Requirements

Those Products that may undergo into NET’s production process (including NET’s contract manufacturer’s or supplier’s production process) shall in all respect be designed and manufactured to be compliant with lead-free soldering process. At start of a lead free Product production, Supplier shall provide NET a qualification report showing a qualified lead free process for production use. Once NET approves the process, Supplier will not be required to submit additional qualification reports on subsequent Products unless changes to the process occur.

All other Products shall in all respect be designed and manufactured to be compliant with lead-free soldering process on 1 April 2006, at the latest, unless NET has agreed in writing to another date. Supplier shall inform NET in writing on Supplier’s time schedules relating to lead-free soldering process. In addition, any components containing Beryllium Oxide (BeO) shall be easily removable.

4	Labelling and marking requirements

4.1	Requirement of Symbol Indicating Need for Separate Collection
Proprietary and Confidential
[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

		4 (5)
Purchase Agreement No. ESLNST2676	29.12.2005
Appendix 5	ID 6- 86691
Networks	v. 5.1
Products, which are as such part of the NET product entity targeted to consumer use or which are product entities themselves, and which are delivered to Nokia NET after 1st June 2005, shall be marked, at no cost to NET, with the symbol indicating separate collection for electrical and electronic equipment waste, and with a symbol informing that the product was placed on the market after 13 August, 2005. Products shall be marked according to the requirements defined in the WEEE Directive and in any relevant standards.

5	Requirement FOR Providing Information

5.1	Material Content Information

Upon NET’s request, the Supplier shall provide NET with full material content information using the Material Data Form provided by NET substantially in the form as attached hereto the Exhibit B. The Supplier warrants that the information it provides NET with based on this requirement is correct and adequate.

Upon NET’s request, the Supplier shall provide NET with full material content information using the Material Data Form provided by NET substantially in the form as attached hereto as Exhibit B unless and to the extent the parties have separately agreed in writing on certain material information that NET collects. The Supplier warrants that the information it provides NET with based on this requirement is correct and adequate.

When the Material Data Form is to be filled by a subcontractor of the Supplier, all Nokia logos and other Nokia references must be deleted from the Material Data Form by the Supplier prior to delivery of the Material Data Form to such subcontractor.

If any change(s) are made in Product material or substance, even though such change is required by NET in Nokia Substance List or elsewhere, Supplier shall deliver to NET a new Material Data Form immediately upon such change.

5.2	Material Declaration for Re-use and Recycling

Upon NET’s request, the Supplier shall provide NET with information on disassembly, re-use and end-of-life treatment of Products using NET’s material declaration template substantially in the form as included into Exhibit A. The Supplier warrants that the information it provides NET with based on this requirement is correct and adequate.

If any change(s) are made in Product that affects the Product disassembly, re-use and end-of-life treatment information, Supplier shall deliver to NET a new Material Data Form immediately upon such change.
Proprietary and Confidential
[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

		5 (5)
Purchase Agreement No. ESLNST2676	29.12.2005
Appendix 5	ID 6- 86691
Networks	v. 5.1
6	Exhibits

These Nokia reference documents (“Exhibits”) are incorporated herein by reference and are an integral part of this Appendix. The following Exhibits will be updated from time to time during the term of this Appendix. The table below identifies each Exhibit that Supplier has received from Nokia by current title and version number (and electronic format, if applicable). Any later version updated by NET and delivered to the Supplier shall be reviewed. For actions required for compliance to any legal and/or regulatory requirements, including without limitation, the RoHS or WEEE directives, Supplier shall provide an impact report, if impacts are realized, and a timeline to compliance. For non-legal/regulatory changes, Supplier and NET will review the changes and mutually agree on what actions will be made, if required to meet the new version.

Exhibit	Short Title	ID	Version
A	Environmental Requirements for Nokia Networks (NET) Products (Except for reference document 6-130443, NET Lead Free Specification)	[*]	[*]]

B	Material Data Form	[*]	[[*]]
Proprietary and Confidential
[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

APPENDIX 6 to Addendum B of Purchase Agreement ESLNST2676	1(7)
Support for Microwave Products
1.	REPAIRS AND REPLACEMENTS WITHIN THE WARRANTY PERIOD

1.1	The defective Products shall be delivered to SELLER for warranty repair or replacement. The Products may be sent to SELLER by BUYER or by any of BUYER’s 3rd party authorised services. After the warranty repair or in case of replacement, each repaired and/or replaced Product shall be delivered by SELLER to the address from where the Product was sent by BUYER., If BUYER or its authorised service requests the Products to be delivered to other address, this shall be agreed to by SELLER.

1.2	If SELLER proves that the defect is of the kind not covered by the warranty set forth under Clause 12 of the Purchase Agreement and/or Clause 11 of Addendum B, then SELLER shall inform BUYER thereof in writing within a period of [*] days from the date of receipt of the respective Product by SELLER. In this case SELLER reserves the right to invoice BUYER for the shipping costs involved and investigation fee as called out in Section 8 of this appendix.

1.3	If a total recall/retrofit of the Products is found to be necessary, the recalled Products can be sent back to SELLER by BUYER by any of BUYER’s authorised services, and the return of the Products by SELLER shall be made to the same address of BUYER and/or of the customer, from where the Products were sent to SELLER. If BUYER or its authorised service requests the Products to be delivered to other address, this shall be agreed to by SELLER.

1.4	Any delivery of the defective and repaired/replaced Products by BUYER to SELLER, and by SELLER to BUYER, shall be made at the cost of SELLER. In an effort to minimize the cost of shipping, all shipments from BUYER by any of BUYER’s authorised services will be no less than 10 units in size, unless otherwise agreed

2.	OUT OF WARRANTY REPAIRS AND REPLACEMENTS

2.1	SELLER shall provide repair/replacement service for the Products for a period of [*] years from the last delivery of the respective Product under Purchase Agreement and/or Addendum B.

2.2	The defective Products shall be delivered to SELLER for repair or replacement. The Products may be sent to SELLER by BUYER or by any of BUYER’s authorised services. After the repair or in case of replacement, each repaired or replaced Product shall be delivered by SELLER to the address from where the Product was sent by BUYER. If BUYER or its authorised service requests the Products to be delivered to other address, this shall be agreed to by SELLER.

2.3	Upon receipt of defective Product an analysis will be performed by SELLER to confirm Product failure or out of specification performance. After confirmation SELLER and BUYER or any of BUYER’s authorised services will mutually agree if best course of action is to repair or replace with an interchangeable Product. All repairs will be performed for the cost as indicated in Section 8 of this appendix. When a Product is
Support Appendix                                        Proprietary and Confidential
[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

APPENDIX 6 to Addendum B of Purchase Agreement ESLNST2676	2(7)
mutually agreed to be beyond economical repair, SELLER shall offer an interchangeable replacement at the current price of a new unit. If BUYER or any of BUYER’s authorised services elects not to procure the replacement unit, SELLER will scrap the failed Product and charge an investigation fee as indicated in Section 8 of this appendix. If a Product is determined as functioning and fully specification compliant (a.k.a. No Trouble Found), BUYER or BUYER’s authorised services will pay the investigation fee and no additional warranty will be provided. SELLER shall apply for approval from BUYER for each No Trouble Found Product before invoicing the investigation fee.

For clarification, an interchangeable Product shall meet the Specifications and be qualified according to a mutually agreed plan.

2.4	The warranty period is as determined in the Purchase Agreement. Warranty determination for the field returns shall be made together with BUYER’s authorized service based on a receive date of a faulty radio at BUYER’s authorized premises. For clarity, the warranty shall cover all the faulty radio Products received at BUYER’s authorized premises within the warranty period, even though the related claim is made after the expiry of the warranty period. All units returned outside of warranty expiration must have a claim made within [*] days from expiration date and proof of field failure prior to warranty expiration shall be provided with the returned Product.

2.5	SELLER shall warrant the repaired/replaced Products for a period of [*] months from the delivery date of such repaired Product or until the end of the original warranty period, whichever is longer. However, the warranty period for any specific Product shall not be extended, as provided in the prior sentence, more than once.

2.6	After the Warranty Period, the transport, freight and packing/packaging costs, including local duties and fees, as well as the insurance costs to the given delivery address are to be borne by the sending party and are not to be charged from the receiving party.

The term of delivery is [*] (INCOTERMS 2000).

3.	TURNAROUND TIME AND SERVICE LEVEL PERFORMANCE

3.1	All repaired or replaced Products shall be delivered to BUYER or to BUYER’s authorised service in accordance with Clause 1.1 and Clause 2.2 above within [*] calendar days (Standard Turnaround Time) from the date on which SELLER received the defective Products from BUYER. In the case where unplanned production demands from BUYER exceed SELLERS current production capacity the Parties may agree to reduce service level temporarily. The Seller shall report fault analysis and corrective actions to BUYER within [*] calendar days from date of receipt for all returned Products.

3.2	Without prejudice to any of the obligations of SELLER hereunder, SELLER undertakes to provide repair/replacement service in service level, which is more than [*] percent of all
Support Appendix                                        Proprietary and Confidential
[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

APPENDIX 6 to Addendum B of Purchase Agreement ESLNST2676	3(7)
returns within [*] calendar days unless otherwise agreed. The service level performance is measured on monthly basis against agreed standard turnaround time.

Standard Turnaround Time &
Service	Service Level Performance
Repair/replacement service	Within [*] calendar days in at least [*] of returns unless otherwise agreed

Complete Fault analysis and corrective actions reporting	Within [*] calendar days in at least [*] of all returns unless otherwise agreed

Service Level =	# of units repaired/replaced within standard turnaround time per month x 100
Performance        total # of units sent to be repaired/replaced per month
Standard

Turnaround	Time = the period from the date of receipt of faulty Product by SELLER to the date of shipment by SELLER of the repaired/replaced Product to BUYER
All remaining Products [*] shall be returned or replaced after [*] days from the return.
4.	TECHNICAL SUPPORT AND DOCUMENTS

4.1	SELLER shall offer support services to BUYER for a period of ten (10) years from the last delivery of each kind or Product. Such support services shall include, without limitation, the availability of continuous system engineer backup, of repair services, and of replacement services. The reasonable prices for (and the price validity of) the support services shall be mutually agreed. The provision of such services shall be subject to a specific order submitted by BUYER to SELLER and to a separate support contract.

The prices, and the validity of such prices, for the repairs outside the warranty and replacement service, and for the spare parts supplied under this Appendix 6 shall be agreed separately.

Seller shall provide test data to Buyer to make it possible to validate the repaired Products, if requested.
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[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

APPENDIX 6 to Addendum B of Purchase Agreement ESLNST2676	4(7)
Seller shall provide all test data to Buyer reasonably required to validate performance of the potentially defective Products, if requested.

4.2	BUYER shall be entitled to purchase a tester or test equipment from SELLER for functional testing of the Products at a reasonable price.

5.	REPORTING OF THE REPAIRS AND REPLACEMENTS

5.1	For each repaired or replaced Product, the SELLER shall have an electronic repair report (RMA log) with the following information:

(1)	identification and the serial number of each repaired or replaced Product; and

(2)	fault analysis and corrective actions performed by SELLER on each Product; and

(3)	return received date; and

(4)	whether the repair or replacement performed by SELLER falls under the warranty or not; and

(5)	the applicable price, if the repair/replacement is performed outside the warranty; and

(6)	turn-around time

5.2	Each Service Report shall be posted on SELLER’s secure FTP site and made available to BUYER and BUYER’s authorised service within a period of [*] days from the end of the respective reporting period.

5.3	The Service Report shall include:

(1)	the quantity of Products repaired during the reporting period; and

(2)	the quantity of Products replaced during the reporting period; and

(3)	the quantity of Products waiting to be repaired or replaced; and

(4)	the turn-around times for the repairs and replacements hereunder; and

(5)	Service Level Performance indicator

5.4	At any time, upon request by BUYER or BUYER’s authorised service, SELLER shall be able to check and report to BUYER or BUYER’s authorised service the status and estimated return date of any Product sent by BUYER to be repaired or replaced by SELLER.

5.5	In case of a critical quality complaint from Nokia’s end customer due to possible systematic field failure, SELLER shall provide a preliminary fault analysis on returned Products to BUYER within [*] weeks after receiving the Products.

6.	SPARE PARTS

6.1	Spare parts to each kind of Product are warranted to be available for a period of [*] years from the date the individual Product was shipped from SELLER to BUYER. Without prejudice to the above warranty, if SELLER discontinues the manufacture of any spare part, it shall inform BUYER in writing thereof at least [*] months prior to the
Support Appendix                                        Proprietary and Confidential
[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

APPENDIX 6 to Addendum B of Purchase Agreement ESLNST2676	5(7)
discontinuation. At the time of notice, BUYER and SELLER shall mutually agree on the number of spare parts to be available for possible later procurement.

6.2	In the event of termination of the Purchase Agreement and/or Addendum B for any reason, BUYER may order adequate quantities of spare parts.

6.3	SELLER shall always keep a sufficient inventory of the Products and/or sub-units in order to comply with the turnaround times set forth in this Appendix 6. The sufficient inventory depends on the reliability and availability values of the Products. The MTBF (Mean Time Between Failure) figures for the Products are set forth in Appendix 2 (Specifications) of Addendum B.

7.	FIELD RETURN PROCESS

7.1	Return of defective Products (Field Returns)

BUYER’s authorised service returns the Products to SELLER upon having proven them to be defective.

The BUYER shall request a Return Material Authorization (RMA) number from SELLER and receive the RMA number prior to returning any Products. The RMA number shall be issued within [*] days of request from BUYER.

No Credit Notes will be issued for any Field Return Products.

The BUYER shall issue a RETURN NOTE (Proforma Invoice and Nokia Quality Complaint) and send a copy to the SELLER.

The RETURN NOTE shall include the following information:
•	SELLER’s RMA number

•	BUYER contact information

•	SELLER contact information

•	BUYER’s Non-Conforming Materials (NCM) reference number (if applicable)

•	Purchase order number under which the Products were bought (if applicable)

•	Description of the returned material (BUYER’s part number & description)

•	Quantity of Products returned

•	Serial numbers of returned Products (in Nokia Quality Complaint)

•	Warranty status (in Nokia Quality Complaint)

•	Description of the defect (in Nokia Quality Complaint)

•	Total value of returned material

•	Packing information (quantities, weights, dimensions)

•	Country of Origin
8.	COMPENSATION FOR FIELD RETURN REPAIRS OUTSIDE THE WARRANTY TIME

All payments for any field return repairs shall be made within forty five (45) days from time of issuing the invoice for out of warranty repair.
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[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

APPENDIX 6 to Addendum B of Purchase Agreement ESLNST2676	6(7)
Support Appendix                                        Proprietary and Confidential
[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

APPENDIX 6 to Addendum B of Purchase Agreement ESLNST2676	7(7)
     Exhibit
     1) Prices

Nokia
	Item	Repair	Investigation
Unit Description	Code	price	Fee
MWU 23 GHz class1 low	[*]	[*]	[*]

MWU 23 GHz class1 high	[*]	[*]	[*]

MWU 26 GHz class1 low	[*]	[*]	[*]

MWU 26 GHz class1 high	[*]	[*]	[*]

MWU 38 GHz class1 low	[*]	[*]	[*]

MWU 38 GHz class1 high	[*]	[*]	[*]

MWU 18 GHz class1 high	[*]	[*]	[*]

MWU 18 GHz class1 low	[*]	[*]	[*]

MWU 23 GHz screened low	[*]	[*]	[*]

MWU 23 GHz screened high	[*]	[*]	[*]

MWU 23GHz class2 low	[*]	[*]	[*]

MWU 23GHz class2 low	[*]	[*]	[*]

MWU 26 GHz class2 low	[*]	[*]	[*]

MWU 26 GHz class2 high	[*]	[*]	[*]

MWU 18 GHz class2 low	[*]	[*]	[*]

MWU 18 GHz class2 high	[*]	[*]	[*]

MWU 38 GHz class2 low	[*]	[*]	[*]

MWU 38 GHz class2 high	[*]	[*]	[*]
Support Appendix                                        Proprietary and Confidential
[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

APPENDIX 6 to Addendum B of Purchase Agreement ESLNST2676	8(7)
2)	Contact information for BUYER’s authorised service:

[*]

Contact person:

Ms. Anita Fabian (Buyer)
- e-mail address is:	[*]
-Phone number is:	[*]
-Mobile phone number:	[*]
-Fax number:	[*]
Support Appendix                                        Proprietary and Confidential
[*] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.